As filed with the Securities and Exchange Commission

on April 23, 2009

Securities Act File No. 2-94840

Investment Company Act File No. 811-4171

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 29	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT of 1940	☒

Amendment No. 31	☒

(Check appropriate box or boxes)

Credit Suisse Cash Reserve Fund, Inc.

(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 325-2000

J. Kevin Gao, Esq.

Credit Suisse Cash Reserve Fund, Inc.

Eleven Madison Avenue

New York, New York 10010

(Name and Address of Agent for Service)

Copy to:

Anthony A. Vertuno, Esq.
Willkie Farr & Gallagher LLP
1875 K Street, N.W.
Washington, DC 20006-1238

Approximate date of proposed public offering: May 1, 2009.

It is proposed that this filing will become effective (check appropriate box)

☐            Immediately upon filing pursuant to paragraph (b)

☒           on May 1, 2009 pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a) (1)

☐            on (date) pursuant to paragraph (a) (1)

☐            75 days after filing pursuant to paragraph (a) (2), or

☐            on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment

CREDIT SUISSE FUNDS

Prospectus

Class A, B and C Shares

May 1, 2009

■  CREDIT SUISSE
CASH RESERVE FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE CASH RESERVE FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Board of Directors of the Fund has concluded that a complete liquidation of the Fund is in the best interest of the Fund and its shareholders. The reason for this is that the Board was informed by Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse"), that it intends to cease managing U.S. money market funds in the near future. Liquidation of the Fund will require approval of the Fund's shareholders, and the Fund intends to prepare proxy materials for a shareholder meeting in due course. The date of the meeting has not yet been scheduled but is expected to be in the third quarter of 2009. In light of the decision to liquidate the Fund, the Fund was closed to new investors effective December 22, 2008. Only shareholders as of the close of business on December 19, 2008 can continue to buy shares of the Fund. Prospective investors may be required to provide documentation to determine their eligibility to purchase shares. The Fund will continue to process redemptions in the ordinary course. The closing of the Fund to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Fund's expense ratio in the absence of the expense cap. Currently, Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

We will keep you apprised of information relating to the planned liquidation of the Fund once the liquidation date has been determined. Shareholders should consult their tax advisers concerning their particular tax situations and the impact of redeeming Fund shares or receiving a liquidating distribution from the Fund.

CONTENTS

KEY POINTS	4

Goals and Principal Strategies	4

A Word About Risk	4

Investor Profile	5

PERFORMANCE SUMMARY	6

Year-by-Year Total Returns	6

Average Annual Total Returns	7

INVESTOR EXPENSES	8

Fees and Fund Expenses	8

Example	9

THE FUND IN DETAIL	10

The Management Firm	10

Multi-Class Structure	10

Fund Information Key	10

Goal and Strategies	11

Portfolio Investments	11

Risk Factors	12

Portfolio Management	12

Financial Highlights	13

MORE ABOUT RISK	16

Introduction	16

Types of Investment Risk	16

Certain Investment Practices	18

MORE ABOUT YOUR FUND	20

Share Valuation	20

Distributions	20

Taxes	20

Statements and Reports	21

BUYING AND SELLING SHARES	22

SHAREHOLDER SERVICES	25

OTHER POLICIES	26

OTHER SHAREHOLDER INFORMATION	27

OTHER INFORMATION	29

FOR MORE INFORMATION	back cover

3

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
High current income consistent with liquidity and stability of principal	■ A money-market fund that invests in high-quality money-market instruments:
 ■ obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
 ■ bank and corporate debt obligations
■ Portfolio managers select investments based on factors such as yield, maturity and liquidity, within the context of their interest-rate outlook
	■ Seeks to maintain a stable share price of $1	■ Credit risk ■ Income risk ■ Interest-rate risk ■ Liquidity risk ■ Market risk ■ Valuation risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

CREDIT RISK

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the fund could reduce the fund's income level and share price.

INCOME RISK

The fund's income level may decline because of falling interest rates and other market conditions. The fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below

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$1. However, the relatively short maturity of securities held in money-market portfolios—a means of achieving an overall fund objective of principal safety—reduces their potential for price fluctuation.

LIQUIDITY RISK

Certain portfolio securities may, after purchase, become difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including debt securities and the mutual funds that invest in them.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

■   INVESTOR PROFILE

This fund is designed for investors who:

■  want to preserve the value of their investment

■  are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

■  want easy access to their money through check writing and wire-redemption privileges

■  are investing emergency reserves or other money for which safety and accessibility are more important than total return

This fund may NOT be appropriate if you:

■  want federal deposit insurance

■  desire the higher income available from longer-term fixed-income funds

■  are investing for capital appreciation

You should base your investment decision on your own goals, risk preferences and time horizon.

5

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund's shares. The bar chart shows you how performance of the Class A shares of the fund has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of future performance.

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AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/08:	ONE YEAR 2008	FIVE YEARS 2004-2008	LIFE OF CLASS	INCEPTION DATE
CLASS A	2.05%	2.82%	2.21%	11/30/01
CLASS B	1.85%	2.62%	2.33%	5/01/03
CLASS C	1.85%	2.62%	2.33%	5/01/03

The total returns shown above are not the fund's yields. The fund's yield more closely reflects the fund's current earnings.

YIELD

    To obtain the fund's current 7-day yield, call toll-free 877-870-2874.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

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INVESTOR EXPENSES

FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended December 31, 2008.

	CLASS A	CLASS B	CLASS C
Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)[1]	NONE	NONE	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange)	NONE	NONE	NONE
Annual fund operating expenses (deducted from fund assets)
Management fee	0.35%	0.35%	0.35%
Distribution and service (12b-1) fee	0.25%	0.45%	0.45%
Other expenses	0.20%	0.20%	0.20%
Total annual fund operating expenses	0.80%	1.00%	1.00%

  1  Class A, B and C shares exchanged from another Credit Suisse Fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund.

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EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before waivers, expense reimbursements and credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A	$82	$255	$444	$990
CLASS B	$102	$318	$552	$1,225
CLASS C	$102	$318	$552	$1,225

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THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

During the 2008 fiscal year, the fund paid Credit Suisse 0.35% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of the fund is available in the fund's Annual Report to shareholders for the period ended December 31, 2008.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Class A, B and C shares of the fund, which are available through financial intermediaries. The fund also offers Common Class shares, as described in a separate Prospectus, which are available directly from the fund.

■   FUND INFORMATION KEY

A concise description of the fund begin on page 11. The description provides the following information:

GOAL AND STRATEGIES

The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FINANCIAL HIGHLIGHTS

A table showing the audited financial performance for the fund for up to five years.

■  Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all distributions.

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The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■   GOAL AND STRATEGIES

The fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. As a money-market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the fund seeks to maintain a stable $1 share price.

In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over U.S. Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

■   PORTFOLIO INVESTMENTS

This fund invests in the following types of money-market instruments:

■  repurchase agreements collateralized by U.S. government securities or other obligations, such as commercial paper, corporate bonds and mortgage loans

■  commercial paper, notes and debt securities of corporate issuers, including variable-rate master demand notes and other variable-rate obligations

■  U.S. government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

■  U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

■  mortgage-backed and asset-backed securities

■  when-issued securities

The fund's investments in debt securities include mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

The fund's investments in U.S. government securities include securities that are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association; securities that

11

are backed by the issuer's right to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks; and securities that are backed only by the credit of the government-sponsored enterprise, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). The fund's investments in Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government.

No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

No more than 10% of the fund's net assets may be invested in securities that are illiquid at the time of investment. This percentage could be exceeded because investments became illiquid after purchase. The fund may be subject to significant delays in disposing of illiquid securities and such securities may be difficult to value. The fund is not required to sell securities that become illiquid after purchase, but Credit Suisse will determine whether it is in the fund's best interests to continue to hold such securities.

The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). When Credit Suisse believes that market conditions warrant, the fund may temporarily invest without limit in securities with shorter maturities and overnight repurchase agreements. In this event, the fund's yield will be lower than other money-market funds that have not followed such a strategy. To a limited extent, the fund may also engage in other investment practices.

■   RISK FACTORS

The fund's principal risk factors are:

■  credit risk

■  income risk

■  interest-rate risk

■  liquidity risk

■  market risk

■  valuation risk

The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the event that fund holdings default or interest rates rise sharply in an unusually short period.

These risks are discussed in "More About Risk." That section also details other investment practices the portfolio may use. Please read "More About Risk" carefully before you invest.

■   PORTFOLIO MANAGEMENT

Credit Suisse makes the fund's day-to-day investment decisions.

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FINANCIAL HIGHLIGHTS

The figures below are for the fund's Class A shares and have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

FOR THE YEAR ENDED DECEMBER 31,	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Investment Operations:
Net investment income	0.0203	0.0449	0.0430	0.0245	0.0065
Net loss on investments (both realized and unrealized)	(0.0006)	(0.0002)	—	(0.0015)	—
Total from investment operations	0.0197	0.0447	0.0430	0.0230	0.0065
Less Dividends:
Dividends from net investment income	(0.0203)	(0.0449)	(0.0430)	(0.0245)	(0.0065)
Increase due to capital contribution	0.0006	0.0002	—	0.0015	—
Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total return[1]	2.05%	4.58%	4.39%	2.48%	0.65%
Ratios and Supplemental Data
Net assets, end of year (000s omitted)	$499,630	$478,066	$453,517	$9,543	$27,560
Ratio of expenses to average net assets	0.80%	0.78%	0.80%	0.80%	0.75%
Ratio of net investment income to average net assets	2.02%	4.48%	4.57%	2.44%	0.62%
Decrease reflected in above operating expense ratios due to waivers/ reimbursements	—	—	—	0.38%	0.44%

1  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

13

The figures below are for the fund's Class B shares and have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

FOR THE YEAR ENDED DECEMBER 31,	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Investment Operations:
Net investment income	0.0184	0.0429	0.0411	0.0225	0.0045
Net loss on investments (both realized and unrealized)	(0.0006)	(0.0001)	—	(0.0019)	—
Total from investment operations	0.0178	0.0428	0.0411	0.0206	0.0045
Less Dividends:
Dividends from net investment income	(0.0184)	(0.0429)	(0.0411)	(0.0225)	(0.0045)
Increase due to capital contribution	0.0006	0.0001	—	0.0019	—
Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total return[1]	1.85%	4.38%	4.19%	2.27%	0.45%
Ratios and Supplemental Data
Net assets, end of year (000s omitted)	$130	$134	$271	$155	$98
Ratio of expenses to average net assets	1.00%	0.98%	1.00%	1.00%	0.95%
Ratio of net investment income to average net assets	1.83%	4.30%	4.13%	2.24%	0.42%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	0.16%	0.38%	0.44%

1  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

14

The figures below are for the fund's Class C shares and have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

FOR THE YEAR ENDED DECEMBER 31,	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Investment Operations:
Net investment income	0.0183	0.0430	0.0411	0.0225	0.0045
Net loss on investments (both realized and unrealized)	(0.0006)	(0.0002)	—	(0.0017)	—
Total from investment operations	0.0177	0.0428	0.0411	0.0208	0.0045
Less Dividends:
Dividends from net investment income	(0.0183)	(0.0430)	(0.0411)	(0.0225)	(0.0045)
Increase due to capital contribution	0.0006	0.0002	—	0.0017	—
Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total return[1]	1.85%	4.39%	4.19%	2.28%	0.45%
Ratios and Supplemental Data
Net assets, end of year (000s omitted)	$75	$69	$53	$46	$46
Ratio of expenses to average net assets	1.00%	0.98%	1.00%	1.00%	0.95%
Ratio of net investment income to average net assets	1.81%	4.25%	4.32%	2.24%	0.42%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	0.07%	0.38%	0.44%

1  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.

15

MORE ABOUT RISK

■   INTRODUCTION

The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points" containing more detailed information. This section discusses other risks that may affect the fund.

The "Certain Investment Practices" table takes a more detailed look at certain investment practices the fund may use. Some of these practices may have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the fund could reduce the fund's income level and share price.

Income Risk The fund's income level may decline because of falling interest rates and other market conditions. The fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the relatively short maturity of securities held in money-market portfolios – a means of achieving an overall fund objective of principal safety – reduces their potential for price fluctuation.

Liquidity Risk Certain fund securities may, after purchase, become difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including debt securities and the mutual funds that invest in them.

Valuation Risk The lack of an active trading market may make it

16

difficult to obtain an accurate price for a security held by the fund.

OTHER RISK FACTORS

Exposure Risk The risk associated with investments or practices that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes or nationalize a company or industry. The government authorities that control the repayment of debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. The fund may have limited legal recourse in the event of a default. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
AMT securities Municipal securities the interest on which is a tax-preference item for purposes of the federal alternative minimum tax. Credit, interest-rate, liquidity, market, regulatory risks.	☐

Eurodollar and Yankee obligations U.S. dollar-denominated certificates of deposit issued or backed by foreign banks and foreign branches of U.S. banks. Credit, income, interest-rate,
market, political risks.	■

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit, extension, interest-rate, liquidity,
prepayment, valuation risks.	■

Municipal securities Debt obligations issued by or on behalf of the states and jurisdictions of the U.S. and their authorities, agencies and instrumentalities. May include tax-exempt commercial paper, variable-rate demand notes, bonds, municipal put bonds, bond-anticipation
notes and revenue-anticipation notes. Credit, interest-rate, market risks.	☐

Repurchase agreements The purchase of a security with a commitment to resell the security back to the counterparty at the same price plus interest. Credit risk.	■

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Temporary defensive tactics Placing some or all of the fund's assets in defensive investments when the investment adviser believes that doing so would be in the best interests of fund shareholders. Although intended to avoid losses in unusual market conditions,
defensive tactics might prevent the fund from achieving its goal.	☐

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INVESTMENT PRACTICE	LIMIT
Variable-rate master demand notes Unsecured instruments that provide for periodic adjustments in their interest rate and permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.	☐

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MORE ABOUT YOUR FUND

■   SHARE VALUATION

The price of your shares is also referred to as their net asset value ("NAV").

The NAV of each class of the fund is determined at 12:00 noon Eastern Time and at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time) each day the fund is open for business. The NAV is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

The fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

■   DISTRIBUTIONS

As an investor in the fund, you will receive distributions.

The fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Money-market funds usually do not make capital gain distributions.

The fund declares dividend distributions daily and pays them monthly. The fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.

Most investors have their distributions reinvested in additional shares of the same fund. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

A dividend declared by the fund in October, November or December and paid during January of the following year will in certain circumstances be treated as paid in December for tax purposes.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable.

20

The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category.

If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

TAXES ON TRANSACTIONS INVOLVING FUND SHARES

Any time you sell or exchange shares, it is considered a taxable event for you. Because the fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please contact your financial representative or call 877-870-2874.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's Statement of Additional Information (SAI).

21

BUYING AND SELLING SHARES

■   OPENING AN ACCOUNT

You should contact your financial representative to open an account and make arrangements to buy shares. Class B and Class C shares of the fund may be purchased only through an exchange of Class B or Class C shares, respectively, of another Credit Suisse Fund. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund generally is open on Monday through Friday, except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. The fund may be open on such holidays if the Federal Reserve Banks are open. The fund may be closed on a day that would otherwise be a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that the primary markets for the fund's portfolio securities be closed for trading. The fund may close early on a business day if the NYSE closes early or SIFMA recommends that the primary markets for the fund's portfolio securities close early. If the fund exercises its discretion to close early:

■  The last NAV determination will occur at the time the fund closes for a given day.

■  Shareholders cannot exchange their shares for shares of another Credit Suisse Fund after the fund closes, even if the other Credit Suisse Fund remains open.

■  Any orders the fund receives after it closes will be processed on the next business day at the next determined NAV.

■  The purchase and redemption order deadline at which shareholders are eligible to receive same-day dividends will be as of the time the fund closes.

22

Your financial representative must receive your purchase order in proper form prior to 12:00 noon Eastern Time or by the close of the NYSE (normally 4:00 p.m. Eastern Time) in order for your transaction to be priced at the NAV determined at 12:00 noon Eastern Time or at that day's closing NAV, respectively. If the financial representative receives it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12:00 noon Eastern Time. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means the fund or your financial representative, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).

Financial representatives may offer an automatic sweep for the Class A shares of the fund in the operation of cash management or brokerage accounts for their customers. A sweep feature allows you to have free credit balances in your brokerage account invested in the fund. Free credit balances in excess of the minimums are automatically invested in the fund in accordance with terms of your brokerage account. For more information contact your financial representative.

Except for automatic sweep arrangements, the minimum initial investment in the Class A shares of the fund is $2,500, and the minimum for additional investments is $100. Your financial representative may impose a minimum account balance required to keep your account open. Please read their program materials for any special provisions or additional service guidelines that may apply to your investment. The fund reserves the right to modify or waive minimum initial and subsequent investment requirements.

You should contact your financial representative to redeem shares of the fund. A signature guarantee may be required in some circumstances. Also, a redemption can be delayed until your investment check clears. Your redemption will be processed at the NAV per share next computed following the receipt by your financial representative of your request in proper form. You also may redeem shares:

■  By Sweep: If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from the fund sufficient amounts to cover security purchases in your brokerage account.

If your financial representative receives your redemption order before 4:00 p.m. Eastern Time and the redemption proceeds are to be paid by federal-funds wire, you will receive the proceeds by wire on the same day but will not be entitled to receive the dividend paid that day. If your redemption proceeds are to be paid by check, you will be entitled to receive the dividend paid on the day your redemption order is received in proper form.

23

■   EXCHANGING SHARES

You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. An initial sales charge or a sales charge differential may apply if you exchange shares of the fund into shares of another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund.

For more information regarding buying, selling or exchanging shares, contact your financial representative or call 877-870-2874.

24

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfer to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

25

OTHER POLICIES

■   TRANSACTION DETAILS

If we receive your purchase order and payment to purchase shares of the fund by check before 4:00 p.m. Eastern Time, you begin to earn dividend distributions on the first business day following receipt of the check. If we receive your purchase order and payment to purchase shares of the fund by federal funds wire before 4:00 p.m. Eastern Time, you begin to earn dividend distributions on that day.

Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and sales of fund shares can reduce the returns to long-term shareholders by increasing the fund's portfolio transaction costs and interfering with portfolio management strategies. However, because the fund is intended to be used for short-term investment or cash management purposes, the Board has not adopted policies and procedures in order to deter excessive or short-term trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions. However, the fund reserves the right to reject any purchase or exchange order at any time.

The Boards of the other Credit Suisse Funds have adopted policies and procedures to detect and prevent excessive trading of shares of those funds, which may apply to exchanges of shares from or into the fund. If you plan to exchange your fund shares for shares of another Credit Suisse Fund that is not a money market fund, please read the Prospectus of that other fund.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  change its minimum investment amounts after 15 days' notice to current investors of any increases

■  charge a wire-redemption fee

■  make a "redemption in kind" – payment in fund securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

26

OTHER SHAREHOLDER INFORMATION

■   SALES CHARGES ON SHARES
■   ACQUIRED BY EXCHANGE

If shares of any class of the fund are acquired by exchange from another Credit Suisse Fund (an "Exchanged Fund") subject to a contingent deferred sales charge ("CDSC") or a limited contingent deferred sales charge ("Limited CDSC"), the original deferred sales charge on the Exchanged Fund will apply to the shares of the fund.

■   CLASS A SHARES

If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the redemption of Class A shares of the fund may be subject to a Limited CDSC of up to 1.00%. We will count the time that you hold Class A shares of the fund in calculating whether a Limited CDSC applies. Any Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

■  the aggregate NAV at the time of purchase of the Class A shares being redeemed; or

■  the aggregate NAV of the fund's Class A shares being redeemed at the time of redemption.

For purposes of this formula, the "NAV at the time of purchase" will be the NAV at the time of purchase of such Exchanged Fund's Class A shares.

The rate of Limited CDSC may be 0.50% with respect to certain Credit Suisse Funds. Please contact your financial representative or call 877-870-2874 for additional details.

■   CLASS B SHARES

If you redeem any Class B shares acquired by exchange of shares subject to a CDSC within four years after you purchased shares of the Exchanged Fund, the shares redeemed may be subject to a CDSC of up to 4.00%. When determining the length of time you held shares and the corresponding CDSC, we will count the time that you hold Class B shares of the fund in calculating any applicable CDSC.

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to the CDSC and then the shares in your account that you have held the longest. Any CDSC charged on a redemption of Class B shares is computed in the manner set forth in the Exchanged Fund's Prospectus.

The CDSC will be waived under the same circumstances as set forth in the Exchanged Fund's Prospectus.

27

■   CLASS C SHARES

If you redeem any Class C shares acquired by exchange of shares subject to a CDSC within one year after you purchased shares of the Exchanged Fund, the shares redeemed may be subject to a CDSC of 1%. We will count the time that you hold Class C shares of the fund in calculating any applicable CDSC. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares, as set forth in the Exchanged Fund's Prospectus.

28

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., an affiliate of Credit Suisse Asset Management, LLC, is responsible for making the fund available to you.

The fund has adopted 12b-1 Plans for its Class A, B and C shares, pursuant to the rules under the 1940 Act. The plans allow the fund to pay distribution and service fees for the sale and servicing of Class A, Class B and Class C shares of the fund. The current 12b-1 fee paid to the distributor is 0.25% per annum of the average daily net assets of Class A shares of the fund and 0.45% per annum of the average daily net assets of Class B and Class C shares of the fund, although under the 12b-1 plan, the fund is authorized to pay up to 0.75% per annum of the average daily net assets of the fund's Class B and Class C shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

Distribution and service fees on Class A, B and C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the fund. The expenses incurred by the distributor under each class' 12b-1 Plan include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

29

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31

FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

■   OTHER INFORMATION

A current SAI, which provides more details about the fund, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on its website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Cash Reserve Fund  811-04171

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  CR-PRO-LOAD-0509

CREDIT SUISSE FUNDS

Prospectus

Common Class

May 1, 2009

■  CREDIT SUISSE
CASH RESERVE FUND

As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE CASH RESERVE FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The Board of Directors of the Fund has concluded that a complete liquidation of the Fund is in the best interest of the Fund and its shareholders. The reason for this is that the Board was informed by Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse"), that it intends to cease managing U.S. money market funds in the near future. Liquidation of the Fund will require approval of the Fund's shareholders, and the Fund intends to prepare proxy materials for a shareholder meeting in due course. The date of the meeting has not yet been scheduled but is expected to be in the third quarter of 2009. In light of the decision to liquidate the Fund, the Fund was closed to new investors effective December 22, 2008. Only shareholders as of the close of business on December 19, 2008 can continue to buy shares of the Fund. Prospective investors may be required to provide documentation to determine their eligibility to purchase shares. The Fund will continue to process redemptions in the ordinary course. The closing of the Fund to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Fund's expense ratio in the absence of the expense cap. Currently, Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

We will keep you apprised of information relating to the planned liquidation of the Fund once the liquidation date has been determined. Shareholders should consult their tax advisers concerning their particular tax situations and the impact of redeeming Fund shares or receiving a liquidating distribution from the Fund.

CONTENTS

KEY POINTS	5

Goal and Principal Strategies	5

A Word About Risk	5

Investor Profile	6

PERFORMANCE SUMMARY	7

Year-by-Year Total Returns	7

Average Annual Total Returns	8

INVESTOR EXPENSES	9

Fees and Fund Expenses	9

Example	10

THE FUND IN DETAIL	11

The Management Firm	11

Multi-Class Structure	11

Fund Information Key	11

Goals and Strategies	12

Portfolio Investments	12

Risk Factors	13

Portfolio Management	13

Financial Highlights	14

MORE ABOUT RISK	15

Introduction	15

Types of Investment Risk	15

Certain Investment Practices	17

MORE ABOUT YOUR FUND	19

Share Valuation	19

Account Statements	19

Distributions	19

Taxes	19

BUYING SHARES	21

Opening an Account	21

Buying and Selling Shares	21

Financial-Services Firms	22

Adding to an Account	22

Investment Checks	22

SELLING SHARES	24

Selling Shares in Writing	25

Recently Purchased Shares	25

Low-Balance Accounts	25

3

CONTENTS

SHAREHOLDER SERVICES	26

Automatic Services	26

Statements and Reports	26

Retirement Plans	26

Transfers/Gifts to Minors	26

Account Changes	27

OTHER POLICIES	28

Transaction Details	28

Frequent Purchases and Sales of Fund Shares	28

Special Situations	28

OTHER INFORMATION	30

About the Distributor	30

FOR MORE INFORMATION	back cover

4

KEY POINTS

GOAL AND PRINCIPAL STRATEGIES

GOAL	PRINCIPAL STRATEGIES	PRINCIPAL RISK FACTORS
High current income consistent with liquidity and stability of principal	■ A money-market fund that invests in high-quality money-market instruments:
 ■ obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities
 ■ bank and corporate debt obligations
■ Portfolio managers select investments based on factors such as yield, maturity and liquidity, within the context of their interest-rate outlook
	■ Seeks to maintain a stable share price of $1	■ Credit risk ■ Income risk ■ Interest-rate risk ■ Liquidity risk ■ Market risk ■ Valuation risk

■   A WORD ABOUT RISK

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

CREDIT RISK

The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the fund could reduce the fund's income level and share price.

INCOME RISK

The fund's income level may decline because of falling interest rates and other market conditions. The fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INTEREST-RATE RISK

Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below

5

$1. However, the relatively short maturity of securities held in money-market portfolios—a means of achieving an overall fund objective of principal safety—reduces their potential for price fluctuation.

LIQUIDITY RISK

Certain portfolio securities may, after purchase, become difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

MARKET RISK

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments—including debt securities and the mutual funds that invest in them.

VALUATION RISK

The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

■   INVESTOR PROFILE

This fund is designed for investors who:

■  want to preserve the value of their investment

■  are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

■  want easy access to their money through check writing and wire-redemption privileges

■  are investing emergency reserves or other money for which safety and accessibility are more important than total return

This fund may NOT be appropriate if you:

■  want federal deposit insurance

■  desire the higher income available from longer-term fixed-income funds

■  are investing for capital appreciation

You should base your investment decision on your own goals, risk preferences and time horizon.

6

PERFORMANCE SUMMARY

The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year over the past 10 years. As with all mutual funds, past performance is not a prediction of future performance.

7

AVERAGE ANNUAL TOTAL RETURNS

PERIOD ENDED 12/31/08:	ONE YEAR 2008	FIVE YEARS 2004-2008	TEN YEARS 1999-2008
	2.30%	3.07%	3.18%

The total returns shown above are not the fund's yields. The fund's yield more closely reflects the fund's current earnings.

YIELD

To obtain the fund's current 7-day yield, call toll-free 877-870-2874.

UNDERSTANDING PERFORMANCE

  ■  Total return tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

  ■  A cumulative total return is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

  ■  An average annual total return applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

  ■  Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

8

INVESTOR EXPENSES

FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended December 31, 2008.

Shareholder fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	NONE
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE
Redemption or exchange fees (as a percentage of net asset value on date of redemption or exchange)	NONE
Annual fund operating expenses (deducted from fund assets)
Management fee	0.35%
Distribution and service (12b-1) fee	NONE
Other expenses	0.20%
Total annual fund operating expenses	0.55%

9

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the previous page (before waivers, expense reimbursements and credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
$56	$176	$307	$689

10

THE FUND IN DETAIL

■   THE MANAGEMENT FIRM

CREDIT SUISSE ASSET
MANAGEMENT, LLC

Eleven Madison Avenue
New York, NY 10010

■  Investment adviser for the fund

■  Responsible for managing the fund's assets according to its goal and strategies

■  Is part of the asset management business of Credit Suisse, one of the world's leading banks

■  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements

For easier reading, Credit Suisse Asset Management, LLC will be referred to as "Credit Suisse" or "we" throughout this Prospectus.

During the 2008 fiscal year, the fund paid Credit Suisse 0.35% of its average net assets for advisory services.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory contract of the fund is available in the fund's Annual Report to shareholders for the period ended December 31, 2008.

■   MULTI-CLASS STRUCTURE

This Prospectus offers Common Class shares of the fund. Common Class shares are available from the fund. The fund also offers Class A, B and C shares as described in a separate Prospectus. Class A, B and C shares are available through financial intermediaries. Each class has its own fees and expenses, offering you a choice of cost structures.

■   FUND INFORMATION KEY

A concise description of the fund begins on page 12. The description provides the following information:

GOAL AND STRATEGIES

The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

11

FINANCIAL HIGHLIGHTS

A table showing the fund's audited financial performance for up to five years.

■  Total return How much you would have earned or lost on an investment in the fund, assuming you had reinvested all distributions.

The Annual Report includes the independent registered public accounting firm's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of this Prospectus.

■   GOAL AND STRATEGIES

The fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. As a money-market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, the fund seeks to maintain a stable $1 share price.

In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over U.S. Treasury bills. If rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

■   PORTFOLIO INVESTMENTS

The fund invests in the following types of money-market instruments:

■  repurchase agreements collateralized by U.S. government securities or other obligations, such as commercial paper, corporate bonds and mortgage loans

■  commercial paper, notes and debt securities of corporate issuers, including variable-rate master demand notes and other variable-rate obligations

■  U.S. government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

■  U.S. and foreign bank obligations, such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

■  mortgage-backed and asset-backed securities

■  when-issued securities

The fund's investments in debt securities include mortgage-backed securities, which represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and asset-backed securities, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.

The fund's investments in U.S. government securities include securities

12

that are backed by the full faith and credit of the U.S. government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association; securities that are backed by the issuer's right to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks; and securities that are backed only by the credit of the government-sponsored enterprise, such as obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). The fund's investments in Fannie Mae and Freddie Mac obligations are not backed by the full faith and credit of the U.S. government.

No more than 5% of the fund's assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

No more than 10% of the fund's net assets may be invested in securities that are illiquid at the time of investment. This percentage could be exceeded because investments become illiquid after purchase. The fund may be subject to significant delays in disposing of illiquid securities and such securities may be difficult to value. The fund is not required to sell securities that become illiquid after purchase, but Credit Suisse will determine whether it is in the fund's best interests to continue to hold such securities.

The fund maintains an average maturity of 90 days or less, and only purchases securities that have remaining maturities of 397 days or less (as determined under SEC rules). When Credit Suisse believes that market conditions warrant, the fund may temporarily invest without limit in securities with shorter maturities and overnight repurchase agreements. In this event, the fund's yield will be lower than other money-market funds that have not followed such a strategy. To a limited extent, the fund may also engage in other investment practices.

■   RISK FACTORS

The fund's principal risk factors are:

■  credit risk

■  income risk

■  interest-rate risk

■  liquidity risk

■  market risk

■  valuation risk

The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the event that fund holdings default or interest rates rise sharply in an unusually short period.

These risks are discussed in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

■   PORTFOLIO MANAGEMENT

Credit Suisse makes the fund's day-to-day investment decisions.

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FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

FOR THE YEAR ENDED DECEMBER 31,	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Investment Operations:
Net investment income	0.0228	0.0472	0.0455	0.0270	0.0090
Net loss on investments (both realized and unrealized)	(0.0006)	(0.0001)	—	(0.0018)	—
Total from investment operations	0.0222	0.0471	0.0455	0.0252	0.0090
Less Dividends:
Dividends from net investment income	(0.0228)	(0.0472)	(0.0455)	(0.0270)	(0.0090)
Increase due to capital contribution	0.0006	0.0001	—	0.0018	—
Net asset value, end of year	$1.0000	$1.0000	$1.0000	$1.0000	$1.0000
Total return[1]	2.30%	4.83%	4.64%	2.73%	0.90%
Ratios and supplemental data
Net assets, end of year (000s omitted)	$104,089	$26,625	$29,020	$45,532	$48,375
Ratio of expenses to average net assets	0.55%	0.53%	0.55%	0.55%	0.50%
Ratio of net investment income to average net assets	2.06%	4.75%	4.53%	2.69%	0.87%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	0.18%	0.38%	0.44%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

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MORE ABOUT RISK

■   INTRODUCTION

The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points" containing more detailed information. This section discusses other risks that may affect the fund.

The "Certain Investment Practices" table takes a more detailed look at certain investment practices the fund may use. Some of these practices may have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks.

■   TYPES OF INVESTMENT RISK

The following risks are referred to throughout this Prospectus.

PRINCIPAL RISK FACTORS

Credit Risk The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to the fund could reduce the fund's income level and share price.

Income Risk The fund's income level may decline because of falling interest rates and other market conditions. The fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

Interest-rate Risk Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the relatively short maturity of securities held in money-market portfolios – a means of achieving an overall fund objective of principal safety – reduces their potential for price fluctuation.

Liquidity Risk Certain fund securities may, after purchase, become difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

Market Risk The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments – including debt securities and the mutual funds that invest in them.

Valuation Risk The lack of an active trading market may make it

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difficult to obtain an accurate price for a security held by the fund.

OTHER RISK FACTORS

Exposure Risk The risk associated with investments or practices that increase the amount of money the fund could gain or lose on an investment.

■  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

■  Speculative To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

Extension Risk An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Political Risk Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. The government authorities that control the repayment of debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. The fund may have limited legal recourse in the event of a default. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action and war.

Prepayment Risk Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

Regulatory Risk Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

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CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

■  Permitted without limitation; does not indicate actual use

20%  Bold type (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20%  Roman type (e.g., 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

☐  Permitted, but not expected to be used to a significant extent

—  Not permitted

INVESTMENT PRACTICE	LIMIT
AMT securities Municipal securities the interest on which is a tax-preference item for purposes of the federal alternative minimum tax. Credit, interest-rate, liquidity, market, regulatory risks.	☐

Eurodollar and Yankee obligations U.S. dollar-denominated certificates of deposit issued or backed by foreign banks and foreign branches of U.S. banks. Credit, income, interest-rate, market,
political risks.	■

Mortgage-backed and asset-backed securities Debt securities backed by pools of mortgages, including pass-through certificates and other senior classes of collateralized mortgage obligations
(CMOs), or other receivables. Credit, extension, interest-rate, liquidity, prepayment, valuation risks.	■

Municipal securities Debt obligations issued by or on behalf of the states and jurisdictions of the U.S. and their authorities, agencies and instrumentalities. May include tax-exempt commercial paper, variable-rate demand notes, bonds, municipal put bonds, bond-anticipation notes and
revenue-anticipation notes. Credit, interest-rate, market risks.	☐

Repurchase agreements The purchase of a security with a commitment to resell the security back to the counterparty at the same price plus interest. Credit risk.	■

Restricted and other illiquid securities Certain securities with restrictions on trading, or those not actively traded. May include private placements. Liquidity, market, valuation risks.	10%

Temporary defensive tactics Placing some or all of the fund's assets in defensive investments when the investment adviser believes that doing so would be in the best interests of fund shareholders. Although intended to avoid losses in unusual market conditions, defensive tactics might
prevent the fund from achieving its goal.	☐

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INVESTMENT PRACTICE	LIMIT
Variable-rate master demand notes Unsecured instruments that provide for periodic adjustments in their interest rate and permit the indebtedness of the issuer to vary. Credit,
interest-rate, liquidity, market risks.	☐

When-issued securities and forward commitments The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market, speculative exposure risks.	20%

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MORE ABOUT YOUR FUND

■   SHARE VALUATION

The price of your shares is also referred to as their net asset value (NAV).

The NAV is determined at 12:00 noon Eastern Time and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern Time) each day the fund is open for business. It is calculated by dividing the fund's total assets, less its liabilities, by the number of shares outstanding.

The fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

■   ACCOUNT STATEMENTS

In general, you will receive account statements or notices as follows:

■  after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

■  after any changes of name or address of the registered owner(s)

■  otherwise, every quarter

You will also receive annual and semiannual financial reports.

■   DISTRIBUTIONS

As an investor in the fund, you will receive distributions.

The fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. Money-market funds usually do not make capital gain distributions.

The fund declares dividend distributions daily and pays them monthly. The fund typically distributes long-term capital gains (if any) to shareholders at least annually, at the end of its fiscal year. Short-term capital gains (if any) are distributed periodically as determined by the Board of Directors.

Most investors have their distributions reinvested in additional shares of the same fund. Alternatively, you can choose to have a check for your distributions mailed to you or sent by electronic transfer. Distributions will be reinvested unless you select another option on your account application.

A dividend declared by the fund in October, November or December and paid during January of the following year will in certain circumstances be treated as paid in December for tax purposes.

■   TAXES

As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should

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be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

The following discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the fund.

TAXES ON DISTRIBUTIONS

As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal-tax category.

If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

TAXES ON TRANSACTIONS INCLUDING FUND SHARES

Any time you sell or exchange shares, it is considered a taxable event for you. Because the fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares.

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BUYING SHARES

■   OPENING AN ACCOUNT

Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

If you need an application, call our Shareholder Services Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.credit-suisse.com/us.

You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and Credit Suisse reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the NAV per share next calculated after the determination has been made to close your account.

■   BUYING AND SELLING SHARES

The fund generally is open on Monday through Friday, except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. The fund may be open on such holidays if the Federal Reserve Banks are open. The fund may be closed on a day that would otherwise be a business day if the Securities Industry and Financial Markets Association (SIFMA) recommends that the primary markets for the fund's portfolio securities be closed for trading. The fund may close early on a business day if the NYSE closes early or SIFMA recommends that the primary markets for the fund's portfolio securities close early. If the fund exercises its discretion to close early:

■  The last NAV determination will occur at the time the fund closes for a given day.

■  Shareholders cannot exchange their shares for shares of another Credit Suisse Fund after the fund closes, even if the other Credit Suisse Fund remains open.

■  Any orders the fund receives after it closes will be processed on the next business day at the next determined NAV.

■  The purchase and redemption order deadline at which shareholders are eligible to receive same-day dividends will be as of the time the fund closes.

If we receive your request in proper form, including payment, prior to

21

12:00 noon Eastern Time or by the close of the NYSE (normally 4:00 p.m. Eastern Time), your transaction will be priced at the NAV determined at 12:00 noon Eastern Time or at that day's closing NAV, respectively. If we receive it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12:00 noon Eastern Time. Shares of the fund purchased by 12:00 noon Eastern Time will be eligible to receive that day's daily dividend. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

■   FINANCIAL-SERVICES FIRMS

You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order in proper form, it is considered received by the fund and will be priced at the next-computed NAV.

Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

Some of the firms through which the fund is available include:

■  Charles Schwab & Co., Inc. Mutual Fund OneSource® service

■  Fidelity Brokerage Services, Inc. FundsNetwork® Program

■  TD Ameritrade Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account:	$2,500
IRAs:	$500
Transfers/Gifts to Minors:	$500

There is no minimum investment for employees or clients of Credit Suisse and its affiliates or for retirement plan programs. The funds reserve the right to modify or waive minimum initial investment requirements.

■   ADDING TO AN ACCOUNT

You can add to your account in a variety of ways, as shown in the "Buying Shares" table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

■   INVESTMENT CHECKS

Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

22

BUYING SHARES

OPENING AN ACCOUNT	ADDING TO AN ACCOUNT
BY CHECK

■ Complete the New Account Application. ■ For IRAs use the Universal IRA Application. ■ Make your check payable to Credit Suisse Funds. ■ Write the fund name on the check. ■ Mail to Credit Suisse Funds.	■ Make your check payable to Credit Suisse Funds. ■ Write the account number and the fund name on your check. ■ Mail to Credit Suisse Funds. ■ Minimum amount is $100.

BY EXCHANGE

■ Call our Shareholder Services Center to request an exchange from another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.	■ Call our Shareholder Services Center to request an exchange from another Credit Suisse Fund.
■ Minimum amount is $250.
■ If you do not have telephone privileges, mail or fax a letter of instruction signed by all shareholders.

BY WIRE

■ Complete and sign the New Account Application.
■ Call our Shareholder Services Center and fax the signed New Account Application by 4:00 p.m. Eastern Time.
■ The Shareholder Services Center will telephone you with your account number. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire your initial investment for receipt that day.
■ Mail the original, signed application to Credit Suisse Funds.
This method is not available for IRAs.	■ Call our Shareholder Services Center by 4:00 p.m. Eastern Time to inform us of the incoming wire. Please be sure to specify your name, the account number and the fund name on your wire advice.
■ Wire the money for receipt that day.
■ Minimum amount is $500.

BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER

■ Cannot be used to open an account.	■ Call our Shareholder Services Center to request an ACH transfer from your bank.
■ Your purchase will be effective at the next NAV calculated after we receive your order in proper form.
■ Minimum amount is $50.
■ Requires ACH on Demand privileges.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

23

SELLING SHARES

SELLING SOME OR ALL OF YOUR SHARES	CAN BE USED FOR
BY MAIL

Write us a letter of instruction that includes:
■ your name(s) and signature(s)
■ the fund name and account number
■ the dollar amount you want to sell
■ how to send the proceeds
Obtain a signature guarantee or other documentation, if required (see "Selling Shares in Writing").
Mail the materials to Credit Suisse Funds.
If only a letter of instruction is required, you can fax it to the Shareholder Services Center (unless a signature guarantee is required).
Shareholders recieving redemption proceeds by check will be entitled to receive the dividend paid on the day the redemption order is received in proper form.	■ Accounts of any type. ■ Sales of any amount. For IRAs please use the IRA Distribution Request Form.

BY EXCHANGE

■ Call our Shareholder Services Center to request an exchange into another Credit Suisse Fund. Be sure to read the current Prospectus for the new fund. Also please observe the minimum initial investment.	■ Accounts with telephone privileges. If you do not have telephone privileges, mail or fax a letter of instruction to exchange shares.

BY PHONE

Call our Shareholder Services Center to request a redemption. You can receive the proceeds as:
■ a check mailed to the address of record ($100 minimum)
■ an ACH transfer to your bank ($50 minimum)
■ a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for details.	■ Accounts with telephone privileges.

BY WIRE OR ACH TRANSFER

■ Complete the "Wire Instructions" or "ACH on Demand" section of your New Account Application.
■ For federal-funds wires, proceeds will be wired on the same business day if instructions are received before 4:00 p.m. Eastern Time. If the instructions are received after 4:00 p.m. Eastern Time, the proceeds will be wired on the next business day. For ACH transfers, proceeds will be delivered within two business days.	■ Accounts with wire-redemption or ACH on Demand privileges.
■ Requests by phone or mail.
■ If we receive a redemption order before 4:00 p.m. Eastern Time and redemption proceeds are to be paid by federal funds wire the shareholder will receive the proceeds the same day but will not be entitled to receive the dividend that day.

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HOW TO REACH US

Shareholder Services Center
Toll free: 877-870-2874
Fax: 888-606-8252

Mail:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

Overnight/Courier Service:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
30 Dan Road
Canton, MA 02021-2809

Internet Web Site:
WWW.CREDIT-SUISSE.COM/US

WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and
Account registration]

■   SELLING SHARES IN WRITING

Some circumstances require a written sell order, along with a signature guarantee. These include:

■  accounts whose address of record has been changed within the past 30 days

■  redemptions in certain large accounts (other than by exchange)

■  requests to send the proceeds to a different payee or address than on record

■  shares represented by certificates, which must be returned with your sell order

A signature guarantee helps protect against fraud.You can obtain one from most banks or securities dealers, but not from a notary public. If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Further information can be obtained by calling us at our Shareholder Services Center toll-free number.

■   RECENTLY PURCHASED SHARES

For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund.

■   LOW-BALANCE ACCOUNTS

If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account	$2,000
IRAs	$250
Transfers/Gifts to Minors	$250

The fund reserves the right to modify or waive this requirement. If the fund increases the amount required to keep an account open, it will give current shareholders 15 days' notice of any increases. The fund also reserves the right, if it raises the minimum account balance requirement, to close your account if your account does not meet the new minimum and mail you the proceeds, after providing you with 60 days' notice as described above.

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

25

SHAREHOLDER SERVICES

■   AUTOMATIC SERVICES

Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

For making automatic investments ($50 minimum) from a designated bank account.

Automatic Withdrawal Plan

For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

■   STATEMENTS AND REPORTS

The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its Prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, Prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, Prospectuses or proxy statements, please call 877-870-2874.

The fund discloses its portfolio holdings and certain of the fund's statistical characteristics, such as industry diversification, as of the end of each calendar month on its website, www.credit-suisse.com/us. This information is posted on the fund's website after the end of each month and generally remains available until the portfolio holdings and other information as of the end of the next calendar month is posted on the website. A description of the fund's policies and procedures with respect to disclosure of its portfolio securities is available in the fund's Statement of Additional Information (SAI).

■   RETIREMENT PLANS

Credit Suisse offers a range of tax-advantaged retirement accounts, including:

■  Traditional IRAs

■  Roth IRAs

■  Spousal IRAs

■  Rollover IRAs

■  SEP IRAs

To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

■   TRANSFERS/GIFTS TO MINORS

Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA)

26

or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

■   ACCOUNT CHANGES

Call our Shareholder Services Center to update your account records whenever you change your address. The Shareholder Services Center can also help you change your account information or privileges.

27

OTHER POLICIES

■   TRANSACTION DETAILS

If we receive your purchase order and payment to purchase shares of the fund by federal funds wire before 4:00 p.m. Eastern Time, you begin to earn dividend distributions on that day. If we receive your purchase order and payment to purchase shares of the fund is received by check before 4:00 p.m. Eastern Time, you begin to earn dividend distributions on the first business day following receipt of the check. Your purchase order will be canceled if you place a telephone order by 4:00 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

If you wire money without first calling our Shareholder Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until 12:00 noon Eastern Time on the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

During periods of significant economic or market change, it may be difficult to place orders by telephone.

Uncashed redemption or distribution checks do not earn interest.

■   FREQUENT PURCHASES AND
■   SALES OF FUND SHARES

Frequent purchases and sales of fund shares can reduce the returns to long-term shareholders by increasing the fund's portfolio transaction costs and interfering with portfolio management strategies. However, because the fund is intended to be used for short-term investment or cash management purposes, the Board has not adopted policies and procedures in order to deter excessive or short-term trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions. However, the fund reserves the right to reject any purchase or exchange order at any time.

The Boards of the other Credit Suisse Funds have adopted policies and procedures to detect and prevent excessive trading of shares of those funds, which may apply to exchanges of shares from or into the fund. If you plan to exchange your fund shares for shares of another Credit Suisse Fund that is not a money market fund, please read the Prospectus of that other fund.

■   SPECIAL SITUATIONS

The fund reserves the right to:

■  change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

■  charge a wire-redemption fee

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■  make a "redemption in kind" – payment in portfolio securities rather than cash – for certain large redemption amounts that could hurt fund operations

■  suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

■  stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

877-870-2874

MONDAY–FRIDAY, 8:30 A.M.–6:00 P.M. ET

29

OTHER INFORMATION

■   ABOUT THE DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), located at Eleven Madison Avenue, New York, New York 10010, is the fund's distributor. CSAMSI is affiliated with Credit Suisse Asset Management, LLC, and is responsible for:

■  making the fund available to you

■  account servicing and maintenance

■  other administrative services related to sale of the fund's shares

The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. Credit Suisse Asset Management, LLC or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund – Distribution and Shareholder Servicing" in the SAI.

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FOR MORE INFORMATION

More information about the fund is available free upon request, including the following:

■   ANNUAL/SEMIANNUAL
■   REPORTS TO SHAREHOLDERS

Includes financial statements, portfolio investments and detailed performance information.

■   OTHER INFORMATION

A current SAI, which provides more details about the fund, is on file with the SEC and is incorporated by reference.

You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:

877-870-2874

BY FACSIMILE:

888-606-8252

BY MAIL:

Credit Suisse Funds

P.O. Box 55030

Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:

Boston Financial Data Services, Inc.

Attn: Credit Suisse Funds

30 Dan Road

Canton, MA 02021-2809

ON THE INTERNET:

www.credit-suisse.com/us

The fund's SAI and Annual and Semiannual Reports are available on its website, www.credit-suisse.com/us.

SEC file number:

Credit Suisse Cash Reserve Fund  811-04171

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  CR-PRO-CMN-0509

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2009

CREDIT SUISSE CASH RESERVE FUND

This Statement of Additional Information provides information about Credit Suisse Cash Reserve Fund (the “Cash Reserve Fund” or the “Fund”) that supplements the information that is contained in the Prospectus for the Common shares of the Fund and the Prospectus for the Class A, B and C shares of the Fund, each dated May 1, 2009, respectively, and as each is amended or supplemented from time to time (the “Prospectuses”), and is incorporated by reference in its entirety into the Prospectuses.

The Fund’s audited Annual Report for its Common Class shares and its Class A, Class B and Class C Shares, dated December 31, 2008, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

This Statement of Additional Information is not itself a prospectus and no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Report and information regarding the Fund’s current performance may be obtained by writing or telephoning:

Credit Suisse Funds

P.O. Box 55030

Boston, Massachusetts 02205-5030

877-870-2874

i

APPENDIX A	A-1
Description of Commercial Paper Ratings	A-1
Description of Municipal Securities Ratings	A-2
APPENDIX B	B-1
APPENDIX C	C-1

The Board has concluded that a complete liquidation of the Cash Reserve Fund is in the best interest of the Fund and its shareholders after learning that Credit Suisse Asset Management, LLC, the Fund’s adviser (“Credit Suisse”), intends to cease managing U.S. money market funds in the near future.  The date of the liquidation has not yet been set but is expected to be in the third quarter of 2009.  In light of the decision to liquidate the Fund, the Fund will be closed to new investors effective December 22, 2008.  Only shareholders of the Fund as of the close of business on December 19, 2008 can continue to buy shares of the Fund.  Prospective investors may be required to provide documentation to determine their eligibility to purchase shares.  The Fund will continue to process redemptions in the ordinary course until the liquidation date.  The closing of the Fund to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Fund’s expense ratios in the absence of the expense cap.  Currently Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

ii

INVESTMENT OBJECTIVE

The following information supplements the discussion of the Fund’s investment objective and policies in the Prospectuses. There are no assurances that the Fund will achieve its investment objective.

The investment objective of the Fund is to provide investors with high current income consistent with liquidity and stability of principal. The Fund’s investment objective may not be changed without shareholder approval.

GENERAL

Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies subject to any percentage limitations set forth below. The Fund does not represent that these techniques are available now or will be available at any time in the future.

Portfolio Maturity. The Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the “SEC”), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, and in either case on not more than 30 days’ notice, will be deemed to have remaining maturities of 397 calendar days or less. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

Portfolio Quality and Diversification. The Fund will limit its portfolio investments to securities that its Board of Directors (the “Board”) determines present minimal credit risks and that are “Eligible Securities” at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the “Requisite NRSROs” in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. “Requisite NRSROs” means (i) any two nationally recognized statistical rating organizations (“NRSROs”) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Fund may purchase securities that are unrated at the time of purchase that Credit Suisse Asset Management, LLC (“Credit Suisse” or the “Adviser”), the Fund’s investment adviser, deems to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC include Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service (“Moody’s”) and Fitch, Inc. A discussion of the ratings categories of S&P, Moody’s and Fitch is contained in Appendix A to this Statement of Additional Information.

The Fund has adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the

“1940 Act”), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by the Adviser. These policies generally restrict the Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. In accordance with Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period up to three business days. The Fund may invest in the securities of only one issuer at any time in reliance on the foregoing.

Debt Securities.  The Fund may invest in commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations.

Mortgage-Backed Securities.  The Fund may invest in U.S. dollar-denominated mortgage-backed securities (“MBS”) sponsored by U.S. and foreign issuers as well as non-governmental issuers that meet the Fund’s quality and maturity standards.  Non-government issued MBS may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations.  MBS represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property.  The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages.  Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares.  These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.  Some MBS, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  The average life of pass-through pools varies with the maturities of the underlying mortgage loans.  A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages.  The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions.  Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool.  At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of MBS.  Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge.  Actual prepayment experience may cause the yield of MBS to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on MBS is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as Government National Mortgage Association (“GNMA”), and due to any yield retained by the issuer.  Actual yield to the holder may vary from the coupon rate, even if adjustable, if the MBS are purchased or traded in the secondary market at a premium or discount.  In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the MBS, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities.  The Fund may invest in asset-backed securities (“ABS”) that meet the Fund’s quality and maturity standards.  ABS, which represent participations in, or are secured by and payable from, pools of consumer loans on assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements.  Such assets are securitized through the use of trusts and special purpose corporations.  Payments or distributions of principal and interest ultimately depend on payments in respect of the underlying loans by individuals and may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

ABS present certain risks that are not presented by other securities in which the Fund may invest.  Automobile receivables generally are secured by automobiles.  Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the ABS.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  In addition, there is no assurance that the security interest in the collateral can be realized.

Recent Market Events.  The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the MBS market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the Fund.

The Fund may invest in MBS, including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Fund may also purchase ABS that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund if it invests in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Bank Obligations. The Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Adviser deems the instrument to present minimal credit risk, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. The Fund’s investment in foreign bank obligations is limited to 25% of its assets. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

Variable Rate Master Demand Notes. The Fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

Variable rate master demand notes held by the Fund may have maturities of more than 13 months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days’ notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals, which may extend up to 13 months. In determining the Fund’s average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated “high quality” by any NRSRO or when purchasing variable rate master demand notes, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of “high quality,” the Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

The Fund will invest in such instruments only where the Adviser believes that the risk of loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

U.S. Government Securities. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the GNMA); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) bonds).

Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association.

Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

When-Issued Securities. The Fund may purchase portfolio securities, on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceed 20% of the value of its total assets.

When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, collateralized by the repurchase securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received by the Fund upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. The Fund may enter into repurchase agreements involving the purchase of a variety of instruments, which could include securities that are not eligible for purchase directly by the Fund because of their maturities, credit quality or for other reasons.  These securities could include various types of commercial paper (including asset-backed commercial paper), debt securities of varying credit quality (including higher-yielding, lower quality securities), mortgage-backed and asset-backed securities and equity securities.  Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to additional risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. If the Fund acquires collateral that is not eligible to be held by a money market fund, it intends to dispose of it as soon as practicable given then-current market conditions. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the Adviser to present minimum credit risks. A repurchase agreement is considered to be a loan under the 1940 Act.

Reverse Repurchase Agreements and Borrowings. The Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a “reverse repurchase agreement”), it will place cash or liquid securities having a value equal to the repurchase price (including accrued interest) in a segregated custodial account and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Rule 12d1-1 under the 1940 Act, the Fund may invest without limit in an affiliated or unaffiliated money market fund, provided the investment is consistent with the Fund’s investment policies and the restrictions of Rule 12d1-1.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term municipal securities if the interest paid thereon is excluded from gross income for regular federal income tax purposes.

The two principal types of municipal securities consist of “general obligation” and “revenue” issues, and the Fund’s portfolio may also include “moral obligation” issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See Appendix A for further information concerning ratings and their significance.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, municipal securities may be materially adversely affected.

Among other instruments, the Fund may purchase short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans.

Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Alternative Minimum Tax Bonds. The Fund may invest in “Alternative Minimum Tax Bonds,” which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities. While the income from Alternative Minimum Tax Bonds is exempt from regular federal income taxes, it is a tax preference item for purposes of the federal individual and corporate “alternative minimum tax.” The alternative minimum tax is a special tax that applies to taxpayers who have certain adjustments or tax preference items. Available pre-tax returns on Alternative Minimum Tax Bonds acquired by the Fund will generally be higher than those from other municipal securities due to the possibility of federal, state and local alternative minimum or regular tax liability on Alternative Minimum Tax Bonds.

Other Investment Limitations.

The investment limitations numbered 1 through 8 may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 9 through 11 may be changed by a vote of the Fund’s Board at any time.

The Fund may not:

1.             Purchase the securities of any issuer if as a result more than 5% of the value of the Fund’s assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund’s assets may be invested without regard to this 5% limitation.

2.             Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund’s assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

3.             Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions.

4.             Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act.

5.             Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

6.             Purchase securities on margin, make short sales of securities or maintain a short position.

7.             Write or sell puts, calls, straddles, spreads or combinations thereof.

8.             Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

9.             Invest more than 10% of the value of the Fund’s net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days’ notice prior to withdrawal shall be considered illiquid securities.

10.           Invest in oil, gas or mineral leases.

11.           Invest in other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

PORTFOLIO VALUATION

The Fund’s portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund’s net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund’s net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds ½ of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund’s average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

PORTFOLIO TRANSACTIONS

Credit Suisse, the Fund’s investment adviser, is responsible for establishing, reviewing, and, where necessary, modifying the Fund’s investment program to achieve its investment objective. Credit Suisse will select specific portfolio investments and effect transactions for the Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. Credit Suisse seeks to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, Credit Suisse may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by Credit Suisse. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which Credit Suisse believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, Credit Suisse may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

In no instance will portfolio securities of the Fund be purchased from or sold to Credit Suisse, Credit Suisse Asset Management Securities, Inc. (“CSAMSI”), Credit Suisse Securities (USA) LLC or any affiliated person of such companies, except pursuant to an exemption received from the SEC. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

The Fund intends to seek profits through short-term trading. The Fund’s annual portfolio turnover will be relatively high but the Fund’s portfolio turnover is not expected to have a material effect on its net income. The Fund’s portfolio turnover is expected to be zero for regulatory reporting purposes.

As of December 31, 2008, the Fund held securities of its regular brokers or dealers as follows:

NAME OF SECURITY	AGGREGATE VALUE

JPMorgan Chase & Co.	$9,391,600

Caylon NY	$9,992,895

Svenska Handelbanken	$13,749,514

Wachovia Bank NA, Series BKNT	$8,696,051

MANAGEMENT OF THE FUND

Officers and Board of Directors

The business and affairs of the Fund are managed by its Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund’s investment adviser, custodian and transfer agent.

The names and years of birth of the Fund’s Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1941	Director, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, and Graduate School of Business, Columbia University since 1971	32

Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Year of Birth: 1946	Director, Nominating and Audit Committee Member	Since 1998(2)	The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005	25	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers)

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 Year of Birth: 1937	Director, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present	25	Director of Carlisle Companies Incorporated (diversified manufacturing company)

(1)	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

(2)	Mr. Garten was initially appointed as Director of the Fund on February 6, 1998. He resigned as Director on February 3, 2000, and was subsequently re-appointed on December 21, 2000.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Steven N. Rappaport Lehigh Court, LLC 555 Madison Ave., 29th Floor New York, New York 10022 Year of Birth: 1948	Chairman of the Board of Directors, Audit Committee Member and Nominating Committee Chairman	Director since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present	32

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (a digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig(3) Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1954	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1959	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associate with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 Year of Birth: 1966	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1967	Vice President and Secretary Chief Legal Officer	Since 2004 Since 2006

Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

(3)	Effective June 1, 2008, Mr. Hornig was appointed as Chief Executive Officer and President of the Fund. Mr. Lawrence D. Haber, who previously held these positions, resigned effective May 31, 2008.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Year of Birth: 1973	Treasurer	Since 2008

Vice President of Credit Suisse since 2009; Assistant Vice President of Credit Suisse from June 2007 to December 2008; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds

Ownership in Securities of the Fund and the Fund Complex

As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2008.

Name of Director	Dollar Range of Equity Securities in the Fund(1),(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies(1),(2)
Independent Directors
Enrique R. Arzac	A	E
Jeffrey E. Garten	A	B
Peter F. Krogh	E	E
Steven N. Rappaport	B	E

(1)	Key to Dollar Ranges:
	A.	None
	B.	$1 - $10,000
	C.	$10,001 - $50,000
	D.	$50,001 - $100,000
	E.	Over $100,000

(2)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

Information Concerning Committees and Meetings of Directors

The Fund has an Audit Committee and a Nominating Committee.  The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not “interested persons” of the Funds as defined in the 1940 Act (“Independent Directors”), namely Messrs. Arzac, Garten, Krogh and Rappaport.

In accordance with its written charter adopted by the Board, the Audit Committee assists Board oversight of the integrity of the Fund’s financial statements, the independent public accounting firms’ qualifications and independence, the Fund’s compliance with legal and regulatory requirements and the performance of the Fund’s independent public accounting firms; prepares an audit committee report, if required by the SEC, to be included in the Fund’s annual proxy statement, if any; (c) oversees the scope of the annual audit of the Fund’s financial statements, the quality and objectivity of the Fund’s financial statements, the Fund’s accounting and financial reporting policies and its internal controls; (d) determines the selection, appointment, retention and termination of the Fund’s independent public accounting firms, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Fund and certain other persons by such independent public accounting firms; and (f) acts as a liaison between the Fund’s independent public accounting firms and the full Board. The Audit Committee met three times during the Fund’s fiscal year ended December 31, 2008.

In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at the

Fund’s meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met two times during the fiscal year ended December 31, 2008.

The Nominating Committee will consider for nomination to the Board candidates submitted by the Fund’s shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Fund’s Secretary, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, New York, NY 10010. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an “interested person” of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Nominating Committee’s discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934 (the “Exchange Act”). If the Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund’s proxy statement, should be made no later than the 120th calendar day before the date the Fund’s proxy statement was released to security holders in connection with the previous year’s annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

No employee of Credit Suisse, State Street Bank and Trust Company (“State Street”), the Fund’s co-administrator, or any of their affiliates receives any compensation from the Fund for acting as an officer or director of the Fund.

Effective January 1, 2007, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates received an annual fee of $1,450 per fund and $175 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  Each member of the Audit Committee receives $175 per fund for each meeting, and the chairman of the Audit Committee receives and additional annual fee of $7,500 for serving on the Audit Committee.

Effective January 1, 2008, each Director who is not a director, trustee, officer or employee of Credit Suisse, State Street, CSAMSI or any of their affiliates receives an annual fee of $1,500 per fund and $200 for each meeting of the Board attended by him for his services as Director, and is reimbursed for expenses incurred in connection with his attendance at Board meetings.  The Independent Chairman receives an additional annual fee of $25,000.  Each member of the Audit Committee receives an annual fee of $200 per fund, and the chairman of the Audit Committee receives an additional $7,500, for serving on the Audit Committee.

Directors’ Compensation

(For the Fiscal Year Ended December 31, 2008)

Name of Director	Total Compensation from Cash Reserve Fund	All Investment Companies in Fund Complex	Total Number of Funds which Director serves within Fund Complex

Interested Directors

Michael E. Kenneally	$2,300	$57,950	None

Independent Directors

Enrique R. Arzac	$3,200	$245,450	32

Jeffrey E. Garten	$2,900	$74,350	25

Peter F. Krogh	$2,900	$71,150	25

Steven N. Rappaport	$3,900	$227,950	32

(1)                                  Mr. Kenneally resigned from the Board effective December 31, 2008.

As of April 2, 2009, the directors and officers of the Fund as a group owned of record less than 1% of the Fund’s outstanding common stock.

Proxy Voting Policy

The Fund has adopted Credit Suisse’s Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this Statement of Additional Information. The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The Fund’s Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through Credit Suisse’s website, www.credit-suisse.com/us and (2) on the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Fund’s Board has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings. As a general matter, it is the Fund’s policy that no current or potential investor (or their representative) (collectively, the “Investors”) will be provided information on the Fund’s portfolio holdings on a preferential basis in advance of the provision of that information to other Investors. The Fund’s policies apply to all of the Fund’s service providers that, in the ordinary course of their activities, come into possession of information about the Fund’s portfolio holdings.

The Fund’s policies and procedures provide that information regarding the Fund’s specific security holdings, sector weightings, geographic distribution, issuer allocations and related information, among other things (“Portfolio-Related Information”) will be disclosed to the public only (i) as required by applicable laws, rules or regulations or (ii) pursuant to the

Fund’s policies and procedures when the disclosure of such information is considered by the Fund’s officers to be consistent with the interests of Fund shareholders. In the event of a conflict of interest between the Fund, on the one hand, and a service provider or their affiliates on the other hand, relating to the possible disclosure of Portfolio-Related Information, the Fund’s officers will seek to resolve any conflict of interest in favor of the Fund’s interests. In the event that a Fund officer is unable to resolve such conflict, the matter will be referred to the Fund’s Audit Committee for resolution.

The Fund’s policies further provide that in some instances, it may be appropriate for the Fund to selectively disclose its Portfolio-Related Information (e.g., for due diligence purposes to a newly hired adviser or sub-adviser, or disclosure to a rating agency) prior to public dissemination of such information. Unless the context clearly suggests that the recipient is under a duty of confidentiality, the Fund’s officers will condition the receipt of selectively disclosed Portfolio-Related Information upon the receiving party’s agreement to keep such information confidential and to refrain from trading Fund shares based on the information.

Neither the Fund, the Adviser, officers of the Fund nor employees of its service providers will receive any compensation in connection with the disclosure of Portfolio-Related Information. However, the Fund reserves the right to charge a nominal processing fee, payable to the Fund, to nonshareholders requesting Portfolio-Related Information. This fee is designed to offset the Fund’s costs in disseminating data regarding such information. All Portfolio-Related Information will be based on information provided by State Street, as the Fund’s coadministrator/accounting agent.

Disclosure of Portfolio-Related Information may be authorized only by executive officers of the Fund, Credit Suisse and CSAMSI. The Fund’s Board is responsible for overseeing the implementation of the policies and procedures governing the disclosure of Portfolio-Related Information and reviews the policies annually for their continued appropriateness.

The Fund provides a full list of its holdings as of the end of each calendar month on its website, www.credit-suisse.com/us, approximately 10 business days after the end of each month. The list of holdings as of the end of each calendar month remains on the website until the list of holdings for the following calendar month is posted to the website.

The Fund and Credit Suisse have ongoing arrangements to disclose Portfolio-Related Information to service providers to the Fund that require access to this information to perform their duties to the Fund. Set forth below is a list, as of April 1, 2009, of those parties with which Credit Suisse, on behalf of the Fund, has authorized ongoing arrangements that include the release of Portfolio-Related Information, as well as the frequency of release under such arrangements and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed.

Recipient	Frequency	Delay before dissemination

State Street (custodian, accounting agent, co- administrator and securities lending agent)	Daily	None

Institutional Shareholder Services (proxy voting service and filing of class action claims)	As necessary	None

Interactive Data Corp. (pricing service)	Daily	None

BFDS (transfer agent)	As necessary	None

In addition, Portfolio-Related Information may be provided as part of the Fund’s ongoing operations to: the Fund’s Board; PricewaterhouseCoopers LLP, its independent registered public accounting firm (“PwC”); Willkie Farr & Gallagher LLP, counsel to the Fund; Drinker Biddle & Reath LLP, counsel to the Fund’s Independent Directors; broker-dealers in connection with the purchase or sale of portfolio securities or requests for price quotations or bids on one or more securities; regulatory authorities; stock exchanges and other listing organizations; and parties to litigation, if any. The entities to which the Fund provides Portfolio-Related Information, either by explicit agreement or by virtue of the nature of their duties to the Fund, are required to maintain the confidentiality of the information disclosed and to refrain from trading Fund shares based on the information.

On an ongoing basis, the Fund may provide Portfolio-Related Information to third parties, including the following: mutual fund evaluation services; broker-dealers, investment advisers and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients; mutual fund data aggregation services; sponsors of retirement plans that include funds advised by Credit Suisse; and consultants for investors that invest in funds advised by Credit Suisse, provided in each case that the Fund has a legitimate business purpose for providing the information and the third party has agreed to keep the information confidential and to refrain from trading based on the information. The entities that receive this information are listed below, together with the frequency of release and the length of the time lag, if any, between the date of the information and the date on which the information is disclosed:

Recipient	Frequency	Delay before dissemination

Lipper	Monthly	5th business day of following month

S&P	Monthly	2nd business day of following month

Thomson Financial/Vestek	Quarterly	5th business day of following month

The Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund.

The ability of the Fund, the Adviser and CSAMSI, as the co-administrator of the Fund, to effectively monitor compliance by third parties with their confidentiality agreements is limited, and there can be no assurance that the Fund’s policies on disclosure of Portfolio-Related Information will protect the Fund from the potential misuse of that information by individuals or firms in possession of that information.

Investment Advisory Agreement

Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world’s leading banks.  Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide.  The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Advisory Agreement between the Fund and Credit Suisse continues in effect from year to year if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Board or by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.

Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, Credit Suisse is responsible for managing the Fund in accordance with the Fund’s stated investment objective and policies. Credit Suisse is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. In addition to expenses that Credit Suisse may incur in performing its services under the Advisory Agreement, Credit Suisse pays the compensation, fees and related expenses of all Directors who are affiliated persons of Credit Suisse or any of its subsidiaries.

The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of Credit Suisse or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund’s proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of the Fund; and any extraordinary expenses.

Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Credit Suisse Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Credit Suisse Funds’ Boards of Directors in such manner as the Board determines to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

The Advisory Agreement provides that Credit Suisse shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that Credit Suisse shall be liable for a loss resulting from a breach of fiduciary duty by Credit Suisse with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect Credit Suisse against any liability to the Fund or to shareholders of the Fund to which Credit Suisse would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Credit Suisse’s reckless disregard of its obligations and duties under the Advisory Agreement.

The Fund or Credit Suisse may terminate the Advisory Agreement on 60 days’ written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services to the Fund, Credit Suisse is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets. Credit Suisse may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.(4) Each class of shares of the Fund bears its proportionate share of fees payable to Credit Suisse in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation.

For the past three fiscal years ended December 31, the advisory fees paid to, voluntarily waived and reimbursed by Credit Suisse for the Fund were as follows:

Fiscal Year Ended	Fees Paid (After Waivers)	Waivers	Reimbursed
December 31, 2008	$1,936,402	$0	$0
December 31, 2007	$1,715,948	$0	$0
December 31, 2006	$933,440	$84,228	$0

(4)

The closing of the Fund to new investors can be expected to result in large shareholder redemptions, which could adversely affect the Fund’s expense ratios in the absence of the expense cap. Currently Credit Suisse is voluntarily waiving fees, but it can cease doing so at any time.

Co-Administration Agreements

CSAMSI and State Street serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the “CSAMSI Co-Administration Agreement” and the “State Street Co-Administration Agreement,” respectively).

For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, effective December 1, 2006, the Fund pays to CSAMSI a fee calculated at an annual rate of 0.09% of the Fund’s average daily net assets.  Prior to December 1, 2006, the Fund paid to CSAMSI a fee calculated at the annual rate of 0.10% of the Fund’s average daily net assets.

For the fiscal years ended December 31, 2006, 2007 and 2008 the Fund paid CSAMSI co-administrative service fees as follows:

Fiscal Year Ended	Fees Paid
December 31, 2008	$497,944
December 31, 2007	$441,244
December 31, 2006	$286,704

For the services provided by State Street under the State Street Co-Administration Agreement, effective January 1, 2007, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of 0.05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the “Fund Complex”), 0.03% of the Fund Complex’s next $5 billion in average daily net assets, and 0.02% of the Fund Complex’s average daily net assets in excess of $10 billion, subject to annual minimum fee exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the year ended December 31, 2008, co-administrative services fees earned by State Street (including out-of-pocket expenses) for the Fund were $198,037.

The Fund and Credit Suisse have obtained an order of exemption (the “Order”) from the SEC to permit certain affiliates of Credit Suisse to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of Credit Suisse, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by Credit Suisse (“Investment Funds”). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by Credit Suisse or any of its affiliates. These conditions include percentage limitations on the amount of the Fund’s assets that may be invested in the Investment Funds, restrictions on the Investment Funds’ ability to collect sales charges and certain other fees, and a requirement that if the Fund invests in the Investment Funds, it will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends. During the fiscal year ended December 31, 2003 and until March 24, 2004, Credit Suisse Securities (USA) LLC, an affiliate of Credit Suisse, served as the Fund’s securities lending agent. Effective March 24, 2004, State Street, the Fund’s co-administrator and custodian, has been engaged to act as the Fund’s securities lending agent. State Street is not an affiliate of Credit Suisse.

Code of Ethics

The Fund, Credit Suisse, and CSAMSI have each adopted a written Code of Ethics (the “Code of Ethics”), which permits personnel covered by the Code of Ethics (“Covered Persons”) to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

The Board of the Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

Custodian and Transfer Agent

State Street acts as the custodian for the Fund and also acts as the custodian for the Fund’s foreign securities pursuant to a Custodian Agreement (the “Custodian Agreement”). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities, and (e) makes periodic reports to the Fund’s Board concerning the Fund’s operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Fund and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Fund. For this service to the Fund under the Custodian Agreement, State Street receives a fee which is calculated based upon the Fund’s average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. The principal business address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

Boston Financial Data Services, Inc., an affiliate of State Street (“BFDS”), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent’s operations with respect to the Fund. BFDS’s principal business address is 30 Dan Road, Canton, Massachusetts 02021-2809.

Organization of the Fund

The Fund was incorporated on November 15, 1984 under the laws of the State of Maryland as Counsellors Cash Reserve Fund, Inc. On October 27, 1995, the Fund filed an amendment to its charter in order to change its name to Warburg, Pincus Cash Reserve Fund, Inc. On March 26, 2001, the Fund filed an amendment to its charter in order to change its name to Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. On December 12, 2001, the Fund filed an amendment to its charter in order to change its name to Credit Suisse Cash Reserve Fund, Inc.

The Fund’s charter authorizes the Board to issue six billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares, one billion shares are designated Class A shares, one billion shares are designated Class B shares and one billion shares are designated Class C shares. Under the Fund’s charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets.

Multi-Class Structure. The Fund has four separate classes of shares outstanding: Common shares, Class A shares, Class B shares and Class C shares. The Fund is also authorized to offer a separate class of shares, the Advisor shares. Shares of each class represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Class B and Class C shares, the total return on such shares can be expected to be lower than the total return on Common and Class A shares.

Pending shareholder approval, the Fund may redeem shares held by a shareholder for any reason, subject to applicable law, if the Board determines that doing so is in the best interests of the Fund.

Voting Rights. Investors in the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of the Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund’s outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of the Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 877-870-2874 or on the Credit Suisse Funds web site at www.credit-suisse.com/us.

Distribution and Shareholder Servicing

Distributor. CSAMSI serves as distributor of the Fund’s shares and offers the Fund’s shares on a continuous basis. CSAMSI’s principal business address is Eleven Madison Avenue, New York, New York 10010.

Class A, Class B and Class C Shares. The Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares (“A Shares 12b-1 Plan,” “B Shares 12b-1 Plan” and “C Shares 12b-1 Plan,” respectively). Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Fund to compensate CSAMSI for activities associated with the distribution of these classes of shares.

The A Shares 12b-1 Plan currently provides that a service fee of 0.25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plan currently provides that: (i) an asset based sales charge of 0.45% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plan currently provides that: (i) an asset-based sales charge of 0.45% per year and (ii) a service fee of 0.25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

With respect to sales of the Fund’s Class B and Class C shares and certain sales of the Fund’s Class A shares through a broker-dealer, financial intermediary or financial institution (each a “financial representative”), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Fund’s Prospectus for those shares. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2009. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial representative’s preferred list of funds or otherwise associated with the financial representative’s marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time.

Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

General. Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Fund’s Board, as applicable, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the A Shares 12b-1 Plan, B Shares 12b-1 Plan or C Shares 12b-1 Plan (“Qualified Directors”). Any material amendment of any of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan would require the approval of the Board in the same manner. The A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

Payments by the Fund to CSAMSI under the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan, as applicable, are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

CSAMSI provides the Board of the Fund with periodic reports of amounts spent under the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan, as applicable, and the purposes for which the expenditures were made.

For the fiscal year ended December 31, 2008, Class A, Class B and Class C shares of the Fund paid $1,301,385, $615 and $317 respectively,  in distribution fees to CSAMSI.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The offering price of the Fund’s shares is equal to the per share net asset value of the relevant class of shares of the Fund. There are no front end sales charges on the purchase of the Fund’s shares; a deferred sales charge may be imposed on certain redemptions purchased through an exchange from another Credit Suisse Fund that imposes a deferred sales charge.

As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retains the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder’s account on the books of the Fund).

Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund’ behalf.  A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Common Class Shares. To purchase Common shares directly from Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to “Credit Suisse Funds.” The Fund cannot accept “starter” checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

Class A Shares, Class B Shares and Class C Shares.

Class A shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Fund. Class B shares and Class C shares of the Fund may only be acquired through an exchange from another Credit Suisse Fund. All purchases of Class A shares are confirmed to each shareholder and are credited to such shareholder’s account at net asset value after receipt in good order.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client’s return. Firms also may hold the Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients’ direct Fund accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A, Class B and Class C shares should be read in connection with such firms’ material regarding their fees and services.  For the fiscal year ended December 31, 2008, CSAMSI was paid commission or CDSCs in the amount of $216.19 on Class B shares.

Redemptions. Class A, B and C shares of the Fund may be redeemed at a redemption price equal to the net asset value per share next computed following the receipt by your financial representative of your request in proper form, minus any applicable deferred sales charge. Class A, B and C shares of the Fund may also be redeemed by sweep. If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from the Fund sufficient amounts to cover security purchases in your brokerage account.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the “NYSE”) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

If the Board of the Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

Automatic Cash Withdrawal Plan.

An automatic cash withdrawal plan (the “Plan”) is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

Contingent Deferred Sales Charges.

If Class A, Class B and Class C shares of the Fund (each, an “Exchanged-For Fund”) are acquired by exchange from another Credit Suisse Fund (an “Exchanged Fund”) subject to a contingent deferred sales charge (“CDSC”) or a limited deferred sales charge (“Limited CDSC”), the original deferred sales charge on the Exchanged Fund will apply to these shares. If you redeem any Class A shares acquired by exchange of shares subject to a Limited CDSC within 12 months of the date you purchased shares of the Exchanged Fund, the Exchanged-For Fund’s shares redeemed may be subject to a Limited CDSC of up to 1.00%. If you redeem any Class B shares of the Fund acquired by exchange of shares subject to a CDSC within four years after you purchased such Exchanged Fund’s shares, the shares of the Exchanged Fund redeemed may be subject to a CDSC of up to 4.00%.

If you redeem any Class C shares acquired by exchanging the shares of the Exchanged Fund subject to a CDSC within one year after you purchased such Exchanged Fund’s shares, the shares redeemed may be subject to a CDSC of 1%.

For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

The rate of any CDSC or Limited CDSC is determined by the length of the period of ownership. The length of the period of ownership is measured from the time of purchase of the Exchanged Fund’s shares subject to a CDSC or Limited CDSC to the time of exchange into the Fund. The time you hold shares of the Exchanged-For Fund’s shares is counted when calculating any applicable CDSC or Limited CDSC. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2007 will be eligible for the second year’s charge if redeemed on or after October 1, 2008. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares not subject to a CDSC and then from shares held the longest. CSAMSI receives any CDSC directly.

EXCHANGE PRIVILEGE

An exchange privilege with certain other funds advised by Credit Suisse is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. A Class A, Class B or Class C shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge or sales charge differential, or for shares of another Credit Suisse money market fund without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund’s net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge. The Fund may refuse exchange purchases at any time without prior notice. Certain Credit Suisse Funds into which shares are exchanged may require that the shareholder hold the shares for up to 12 months to avoid a Limited CDSC.

The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 877-870-2874.

The Fund reserves the right to refuse exchange purchases by any person or group if, in Credit Suisse’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a “market timing” strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.

Frequent purchases and sales of fund shares can reduce the returns to long-term shareholders by increasing the Fund’s portfolio transaction costs and interfering with portfolio management strategies. However, because the Fund is intended to be used for short-term investment or cash management purposes, the Board has not adopted policies and procedures in order to deter excessive or short-term trading of Fund shares and the Fund accommodates frequent trading. The Fund has no limit on purchase or exchange transactions. However, the Fund reserves the right to reject any purchase or exchange order at any time. If the Fund rejects an exchange, your redemption will be priced at the next-computed net asset value.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments.

The Fund intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) each taxable year. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in an qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its “investment company taxable income” (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders. The Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. However, such distributions will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Certain of the Fund’s investment practices may be subject to special and complex federal income tax provisions, including rules relating to constructive sales and to so-called “straddle” and “wash sale” transactions, that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash and (v) adversely alter the characterization of certain Fund investments.

Foreign Investments.

Investors in the Fund should be aware that it is possible that some portion of the Fund’s income from investments in obligations of foreign banks could be subject to foreign income or withholding taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expense or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Taxation of U.S. Shareholders.

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder of the Fund on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to declare dividend distributions daily and pay them monthly and currently expects to distribute net realized capital gains annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net realized capital gains, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to U.S. shareholders as ordinary income, whether paid in cash or shares. While the Fund does not expect to realize net long-term capital gains, any distribution of such realized gains that the Fund designates as a capital gain distribution will be taxable as long-term capital gain, regardless of how long a shareholder has held shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Fund and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).  A shareholder of the Fund receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be (i) disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such share and (ii) treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Other Taxes.  Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year).  However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. CURRENT AND PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP (“PwC”), with principal offices at 100 E. Pratt Street, Suite 1900, Baltimore, MD 21202-1096, serves as independent registered public accounting firm for the Fund. The Fund’s financial statements for the fiscal year ended December 31, 2008 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, included herein in reliance upon the report of the independent registered public accounting firm given upon their authority as experts in accounting and auditing.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York, 10019, serves as counsel for the Fund and provides legal services from time to time for Credit Suisse and CSAMSI.

MISCELLANEOUS

As of April 2, 2009, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund’s outstanding shares were as follows:

	Common Shares	Class A Shares	Class B Shares	Class C Shares
Credit Suisse Holdings 11 Madison Ave. New York, NY 10010-3643	73.59%
CSWP Money Fund Settlement Attn: Procash Processing c/o Pershing LLC One Pershing Plaza - 6th Fl. Jersey City, NJ 07399-0001		99.09%
Credit Suisse Asset Management* Attn: Thomas Gordon Eleven Madison Ave Fl. 24 New York, NY 10010-3643			78.20%
Pershing LLC* P.O. Box 2052 Jersey City, NJ 07303-2052			6.11%
Credit Suisse Asset Management* Attn: Thomas Gordon Eleven Madison Ave Fl. 24 New York, NY 10010-3643				98.02%

* The Fund does not believe that these entities are the beneficial owners of the shares held of record by them.

FINANCIAL STATEMENTS

The Fund’s audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. The Fund will furnish without charge a copy of the Annual and Semi-Annual Reports upon request by calling Credit Suisse Funds at 877-870-2874.

APPENDIX A

Description of Commercial Paper Ratings

Commercial paper rated A-1 by the Standard & Poor’s Division of The McGraw-Hill Companies Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investor Service, (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Description of Municipal Securities Ratings

The following summarizes the highest two ratings used by S&P for Municipal Securities:

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

To provide more detailed indications of credit quality, the “AA” rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

The following summarizes the highest two ratings used by Moody’s for bonds:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

The following summarizes the two highest ratings used by S&P for short-term notes:

SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s for short-term notes and variable rate demand obligations:

MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

APPENDIX B

CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE INSTITUTIONAL FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting.  The duty of care requires Credit Suisse to monitor corporate events and to vote proxies.  To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients.  The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies.  The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees).  The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy.  The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals.  Proxy proposals addressed by the Policy will be voted in accordance with the Policy.  Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS.  Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS.  To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS.  Such recommendation will set forth its basis and rationale.  In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks.  As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts.  The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue.  In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote.  Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•                  a copy of the Policy;

•                  a copy of each proxy statement received on behalf of Credit Suisse clients;

•                  a record of each vote cast on behalf of Credit Suisse clients;

•                  a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client.  Upon request, Credit Suisse will provide any client with a copy of the Policy.  Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies.  ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion.  ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals.  ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear.  The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.  Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.  Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).  Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis.  Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis.  Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause.  Generally vote for proposals to restore shareholder ability to remove directors with or without cause.  Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis.  Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold.  Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.  Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees.  Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels.  Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders.  The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy may remain in place.  If the dissidents will not agree, the confidential voting policy may be waived.  Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis.  Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis.  Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.  Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis.  Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.  Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives.  Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company.  Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations.  Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation.  Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest.  Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest.  Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action.  Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis.  Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.  Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights.  Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).  Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).  Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.  Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.  Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.  Generally vote for management proposals to implement a reverse stock split to avoid delisting.  Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis.  Generally vote for plans which provide a dollar-for-dollar cash for stock exchange.  Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors.  Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans.  Votes on employee stock purchase plans should be determined on a case-by-case basis.  Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less.  Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive.  Generally vote for proposals to add performance goals to existing compensation plans.  Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis.  Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.  Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.  Generally vote against shareholder proposals requiring director fees be paid in stock only.  Generally vote for shareholder proposals to put option repricings to a shareholder vote.  Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.  Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.  Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 13, 2008

Appendix C*

Fee Arrangement for the Sale of Common Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc

0.25% plus Networking Reimbursement - (for Level One accounts we will pay $6/account ($1.50/qtr); for Level Three accounts we will pay $12/account ($3/qtr); and for Level Four accounts we will pay $6/account ($1.50/qtr);

.3% of average daily value for all shares

ADP Broker-Dealer, Inc.	0.25%

Ridge Clearing & Outsourcing Solutions, Inc.	Up to 0.25% for all programs other than index funds — .15% for index funds

Advisors Clearing Network, Inc.	0.25%

American General Ret. Services	0.40%

JP Morgan Securities Corp.	0.25%

Charles Schwab & Co	0.40% for qualifying shares

CIBC World Markets Corp	0.25%

Citigroup Global Markets Inc.

0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program

ING Advisors Inc.	0.35% of equity funds; 0.25% of fixed income funds

City National Bank	0.35% of equity funds; 0.25% of fixed income funds

Dain Rauscher Incorporated	0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%

TD Ameritrade Institutional	0.25%

Dreyfus Trust Co	0.25%

*

This Appendix concerning special fee arrangements contains information about fee arrangements for all classes of shares offered by Credit Suisse Funds. Some of these classes may not be offered by your Fund.

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

E*Trade Securities	0.25% of equity funds; 0.20% of fixed income funds

Fidelity Investments (FIIOC)	For certain funds: 0.40%/0.25% on average net assets

First Union National Bank	0.40% of equity funds; 0.25% of fixed income funds

FSC Securities Corp.	0.30%

GWFS Equities, Inc.	0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)

Hewitt Associates LLC	0.25%; total annual fee increases to 0.30% for the period during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more

ICMA-RC Services, LLC	0.30%

Barclays Capital Inc.	0.10% of CS Cash Reserve Fund

Linsco Private Ledger	0.15% for existing clients or 0.25% for new clients

Marshall & Ilsley Trust Co., NA	0.30%

Metlife Securities, Inc.	Up to 0.35%

Metropolitan Life Ins Co.	0.25%

Morgan Stanley Dean Witter	0.25%

National Investor Service Corp	0.35%

Nationwide Financial Services Inc	Between 0.25% and 0.40% based on Insurance Variable Accounts involved and the Fund it invests in

Prudential Investment Management Services, LLC	0.30%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Raymond James & Associates, Inc	• 0.20% • $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds • additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.

•      0.20%

•      $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

•      0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

•      additional payments between 0.02% and 0.05% annually

RBC Dain Rauscher Inc	0.20%

TD Ameritrade Trust Company	0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of Global Fixed Income Fund

Royal Alliance Associates	0.30%

Sunamerica Securities	0.30%

The Prudential Insurance Company of America	0.25%

The Vanguard Group	0.25%

UBS Financial Services	0.30%

USAA Investment Management Co	0.30% of equity funds; 0.20% of fixed income funds

AIG Retirement Advisors	0.40%

Wachovia Securities, LLC	0.30%

Wells Fargo Bank MN, N.A.	0.35%

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

Wells Fargo Retirement Plan Services	0.35%

MSCS Financial Services LLC	For all available Credit Suisse Funds, the fee rate shall be 0.40%, except that for Credit Suisse Commodity Return Strategy Fund, the fee rate shall be 0.25%

Union Bank of California	0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of Global Fixed Income Fund

Fee Arrangement for the Sale of Advisor Class

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.75% except for 0.50% of Fixed Income Fund

ING Advisors Inc.	.50%

Charles Schwab	.50% for retirement plan shares.

First Union National Bank

(i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan record keeper from a party unaffiliated with First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform

GWFS Equities, Inc.	0.75% of equity funds; 0.50% of fixed income funds

ICMA-RC Services, LLC	0.50% for all except Global Fixed Income, Emerging Markets, & Japan Equity; Sub TA fees 0.20%

Marshall & Ilsely Trust Co., NA	Standard 12b-1 plus 0.20% Sub TA

Metlife Securities, Inc.	0.50% and 1% finders fee on the gross of all new contributions

MSCS Financial Services LLC

0.50% for all available Equity Funds and 0.25% for all available Fixed Income Funds; in addition to the fees stated above, sub-transfer agency fee equal to 0.20% of the average daily net assets of Advisor Class Fund shares

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.75%, provided, however, that the fee will be 0.25% with respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing Broker other than GPC Securities

Prudential Investment Management Services, LLC	0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse Fixed Income Fund

Raymond James & Associates, Inc	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

• 0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

• additional payments between 0.02% and 0.05% annually

AIG Retirement Advisors	0.75% except for 0.50% of Fixed Income Fund

Vertical Management Systems	Standard 12b-1 plus 0.15% Sub TA

Wachovia Securities	.50% for all funds — exceptions: .25% for fixed income

Union Bank of California	0.40%

Fee Arrangement for the Sale of Classes A, B and C

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

A G Edwards & Sons Inc	In addition to the standard compensation, $6 per Level One account; $12 per Level Three account; and $6 per Level Four account

Charles Schwab	$20 annual per position maintenance fee; $6 annual networking fee

Citigroup Global Markets Inc.	In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales; 0.0125% per quarter on assets (or 0.05% annually)

Linsco Private Ledger

12b-1 fees plus sub-TA fees equal to (i) 0.25% of the average net assets represented by Class A shares of qualified accounts and (ii) 0.15% of the average net assets represented by Class A shares of non-qualified accounts held by customers of LPL

Morgan Stanley DW Inc.	• Standard 12b-1 fee, plus;

• 0.20% of an investor’s total purchase amount: (i) in Morgan Stanley accounts and
(ii) where Morgan Stanley is designated by purchasers as broker-dealer

• 0.05% per year of the total value of all “Qualifying Shares”

•

Networking fee of $10.00 annually ($2.50 per quarter) for each qualifying position and with respect to qualifying positions where MS serves in capacity of investment adviser on an account that is subject to “ERISA”, MS shall receive 0.05% (5 bps) annually on the aggregate assets of qualifying positions for such a/c’s.

National Investor Service Corp	Standard compensation for each class plus Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter

Raymond James & Associates, Inc	• Standard 12b-1 fee, plus;

• $9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

	•	0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

	•	additional payments between 0.02% and 0.05% annually

Raymond James Financial Services, Inc.	•	Standard 12b-1 fee, plus;

	•	$9.00 per Level 3 networked position per year or $2.25 per position per quarter, or an amount greater than $9.00 per position as previously agreed to by Credit Suisse and Raymond James

	•	0.10% of an investor’s total purchase amount (the “Gross Sales”) of all “Qualifying Shares” of the Funds

	•	additional payments between 0.02% and 0.05% annually

Sungard Investment Products Inc.	0.25% for servicing fee plus 0.10% for sub-accounting fee

UBS Financial Services

Standard fees plus .05% of all sales of fund shares during a year that Agreement is in effect excluding sales of Fund shares in InsightOne, PACE, Strategic Advisor or Diversified Return Strategies and sales of money market funds, .10% of net asset value of all equity shares and .075% of the net asset value of all fixed income shares in UBS-FS accounts. We will be billed for Networking fees at a rate of $12/year per account

Fee Arrangement for the Sale of Class A Shares With Load Waived

Dealer name	Fee Arrangement (As A Percentage Of The Fund’s Average Net Assets)

American General Ret. Services	0.50%

Fidelity Investments (FIIOC)	The following Class A funds will receive .40 bp’s on average net assets: Large Cap Value A, High Income A, Large Cap Blend A

TD Ameritrade Trust Company

12b-1 plus 0.15% sub-TA notwithstanding the foregoing, the Distributor or Adviser will pay to Service Provider a total of (1) 12b-1 plus (2) a quarterly service fee for accounts traded under the nominee name of IMS & Co. equal on an annual basis to 0.10% of the average daily net asset value of the shares of such Fund which are owned beneficially by accounts or plans managed by Assetmark Investment Services, Inc.

GE Financial Trust Company	The 12b-1 fees as set forth in the prospectus, plus Sub TA fees of .10%

GWFS Equities, Inc.	0.50%

J.P. Morgan Retirement Plan Services LLC	0.45%

Mercer HR Outsourcing LLC	0.50%

MetLife Securities, Inc.

0.25% and an additional 0.15% for equity funds, and an additional 0.15% for fixed income funds following the first twelve months of investment; plus a monthly “finders fee” according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to $50,000,000; 0.25% above $50,000,000

MSCS Financial Services LLC	standard 12b-1 of 0.25% plus a sub-transfer agency fee equal to 0.20% of the average daily net assets of Class A fund shares held by or on behalf of Service Organization’s customers

National Financial Services

0.35 + additional .10 for assets under Retirement FundsNetwork plus annual maintenance fee per Fund (based on December brokerage month end assets): $4500 (<$2.5 million). $3000 ($2.5 - $5.0 million), and $0 (>$5.0 million).

NYLIM Service Company LLC	0.40%

Princeton Retirement Group (formerly known as AMVESCAP Retirement, Inc)

0.50%, provided, however, that the rate of fee will be 0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than GPC Services

Prudential Investment Management

Services LLC	0.30%

Wachovia Bank, NA	0.50%

Wachovia Securities, LLC	0.30%

Charles Schwab & Co.	0.40%

Fee Arrangements with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”)

Class A, B and C, Common and Advisor Classes

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

•                  One-time account set-up fee of $50,000.

•                  Class A, B or C Shares:

•                  A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

•                  An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

•                  An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

•                  An annual fee of 0.10% on net assets held in the ERISA Accounts.

•                  Class C Shares:

•                  Processing Fee - The processing fee will be $19.00 per each position of each Fund, which is comprised of other than front loaded shares (typically class B or class C shares).

•                  Service Fee - An amount equal to the product of twenty basis points (0.20%) and the average daily amount invested by the Plans in each Fund.

•                  Common Class (and certain Institutional) Shares:*

•                  An annual fee of 0.10% on net assets in ERISA Accounts; and,

•                  An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

•                  Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the “Plans”):

•                  $16 of Processing Fee annually per each position of each Fund in a Plan;

•                  A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

•                  With respect to the Fund shares held by Plans through the “Investment Only Trading Platform,” a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

Fee Arrangements with Pershing

Class A, B and C, Common and Advisor Classes

•                  Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

•                  Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation (“NSCC”).

•                  Under the “Clearance-Fee-Waiver-Program,” Pershing is paid the following compensation with respect to retail Class A, B and C shares: (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

•                  Under the “FundVest Program,” Pershing is paid the following compensation: (a) 0.40% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares

•                  Under the “FundVest Institutional Program,” Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

•                  With respect to Cash Reserve Fund, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.65 fee per shareholder statement.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of 0.10% of average daily net assets of Class A shares of the Fund for which Pershing performs shareholder servicing and (c) a fee of 0.05% of average daily net assets of Class B and Class C Shares of the Fund for which Pershing performs shareholder servicing.

Fee Arrangements with Sungard Institutional Brokerage Inc.

Credit Suisse Institutional Money Market Fund, Inc.

With respect to the Credit Suisse Institutional Money Market Fund, Sungard Institutional Brokerage Inc. is paid a fee of 0.04% of average daily net assets of the Fund for which Sungard Institutional Brokerage Inc. performs shareholder servicing.  As consideration for the services SIBI provides with respect to pre-existing accounts, SIBI is paid annual sum of 0.01% of the average daily net assets held in pre-existing accounts.

Fee Arrangements with Mellon Bank, N.A.

Credit Suisse Institutional Money Market Fund Inc. — Prime Portfolio

Mellon Bank, N.A. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held on behalf of the clients in an account for which Mellon Bank, N.A. is providing shareholder servicing.

Fee Arrangements with

Fidelity Brokerage Services LLC and National Financial Services LLC

Common Class

•      Start Up Fee:   $15,000 (Waived if Fund/Agent has already paid a one time Start Up Fee to NFS)

•      CUSIP Addition Fee:  $6,000 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment, which are added to the transaction fee program;

$0.00 per CUSIP not already available on Fidelity’s computer system as of the execution date of this amendment which are added to the No Transaction Fee program

•      Asset Based Fee:

(a)    For the services provided by Fidelity hereunder, Fund/Agent shall pay to NFS a fee with respect to each Fund equal to 0.35 percent per annum of the daily market value of the total number of shares of such Fund held in accounts at NFS, excluding the value of (i) shares held in a brokerage account prior to the effective date of the Agreement as to the Fund issuing such shares (“Pre-Participating Assets”) and (ii) shares first placed or purchased in a brokerage account after the termination of the Agreement as to the Fund/Agent issuing such shares.  The total number of shares of all Funds with respect to which a fee will be due to Fidelity hereunder shall be referred to in this Exhibit A as “Participating Assets”.

•      Maintenance Fees:

(a)   Networking Fees:  For each Fund which participates in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS:

(i)            an annual networking per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent.

Position Levels*	Per Position Fee (annual)

500,000+	$10.00 ($2.50 quarterly)

250,000-500,000	$11.00 ($2.75 quarterly)

0-250,000	$12.00 ($3.00 quarterly)

*Position levels include all eligible NTF and transaction fee positions

Each separate Fund position that is considered in the calculation of the 0.35 percent per annum Asset Based Fee paid to NFS is not subject to the Networking Per Position Fee; and

(ii)           effective July 1, 2006, a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The Monthly Minimum Fee will be reduced by the amount of Asset Based Fees or Per Position Fees that are generated during the same period.

Or

(b)   Effective July 1, 2006 — Omnibus Fees for Transaction Fee Funds

(i)            For each Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system, Fund/Agent shall pay to NFS an annual Transaction Fee Fund per position maintenance fee subject to the tiered structure below for each separate Fund position held in any customer account of Fidelity or Correspondent

Position Levels	Per Position Fee (annual)

500,000+	$14.00 ($3.50 quarterly)

250,000-500,000	$15.00 ($3.75 quarterly)

0-250,000	$16.00 ($4.00 quarterly)

(ii)           a $500.00 monthly minimum maintenance fee per Fund.  NFS will not charge Fund/Agent the $500.00 Monthly Minimum Fee for any Fund if the average assets per Fund exceeds $3.5 million (as measured by dividing the total market value of all fund shares subject to the Agreement as of the current month-end by the total number of Funds subject to the Agreement).  The Monthly Minimum Fee will be reduced by the amount of Per Position Fees that are generated during the same period.

Or

(c)   Effective July 1, 2006 — Omnibus Fees for No Transaction Fee Funds

Each No Transaction Fee Fund which does not participate in the NSCC Fund/SERV networking level 3 system will be subject to a per Fund monthly minimum maintenance fee of $1,000.00.  NFS will not charge Fund/Agent the $1,000.00 NTF Monthly Minimum Fee for any Fund if the average assets per Fund exceed $3.5 million (As measured by dividing the total market value of all Fund shares subject to this Agreement as of the current month-end by the total number of Funds subject to this Agreement).  The NTF Monthly Minimum Fee will be reduced by the amount of the Asset Based Fee generated during the same period.

Fee Arrangements with Bear Stearns Securities Corp.

Credit Suisse Institutional Money Market Fund Inc. — Prime & Government Portfolios

Bear Stearns Securities Corp. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Bear Stearns Securities Corp. provides shareholder servicing.

Fee Arrangements with Merriman Curhan Ford & Co.

Credit Suisse Institutional Money Market Fund Inc. — Prime Portfolio

Merriman Curhan Ford & Co. shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which Merriman Curhan Ford & Co provides shareholder servicing.

Fee Arrangements with J.M. Lummis Securities

Credit Suisse Institutional Money Market Fund Inc. — Prime Portfolio

J.M. Lummis Securities shall receive a fee equal to 0.05% per annum of the average daily net assets of Fund shares held by Customers for which J.M. Lummis Securities provides shareholder servicing.

Fee Arrangements with TRACS Financial LLC

Credit Suisse Institutional Money Market Fund Inc. — Prime Portfolio

TRACS Financial LLC shall receive service fees based upon the aggregate monthly average net assets of the Fund(s) held by customers for which TRACS Financial provides services, based on the following breakpoints:

$0 - $100MM	0.02% annualized

$101MM - $250MM	0.0225%

$251MM - $500MM	0.0250%

$501MM - $750MM	0.0275%

$751MM+	0.0300%

PART C
OTHER INFORMATION

Item 23.	Exhibits

Exhibit No.	Description of Exhibit

a(1)	Articles of Incorporation dated October 31, 1984. (1)

a(2)	Articles of Amendment dated November 12, 1996. (2)

a(3)	Articles Supplementary dated November 12, 1996. (2)

a(4)	Articles of Amendment dated February 27, 2001. (3)

a(5)	Articles Supplementary dated October 23, 2001. (4)

a(6)	Articles of Amendment dated October 17, 2001. (5)

a(7)	Articles Supplementary dated January 6, 2003. (6)

b(1)	Amended and Restated By-Laws, as adopted February 7, 1990. (1)

b(2)	Amendment to By-Laws dated April 25, 1996. (7)

b(3)	Amendment to By-Laws dated February 6, 1998. (8)

(1)                                  Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

(2)                                  Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on June 25, 1997 (Securities Act File No. 2-94840).

(3)                                  Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 27, 2001 (Securities Act File No. 2-94840).

(4)                                  Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on November 8, 2001 (Securities Act File No. 2-94840).

(5)                                  Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 5, 2002 (Securities Act File No. 2-94840).

(6)                                  Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 10, 2003 (Securities Act File No. 2-94840).

(7)                                  Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on July 1, 1996 (Securities Act File No. 2-94840).

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b(4)	Amended By-Laws dated February 5, 2001. (9)

b(5)	Amendment to By-Laws dated March 26, 2001. (3)

b(6)	Amendment to By-Laws dated December 12, 2001. (5)

b(7)	Amendment to By-Laws dated February 12, 2002. (6)

b(8)	Amendment to By-Laws dated February 11, 2004. (10)

c(1)	Form of certificates for common stock. (1)

d	Investment Advisory Agreement dated July 6, 1999, as Amended and Restated May 3, 2004. (10)

e	Amended and Restated Distribution Agreement dated August 1, 2000 as amended and restated as of May 3, 2004 and November 15, 2006.(11)

f	Not applicable.

g(1)	Custodian Agreement with State Street dated October 20, 2000. (12)

g(2)	Amendment to Custodian Agreement with State Street dated April 26, 2001. (13)

g(3)	Amendment to Custodian Agreement with State Street dated May 16, 2001. (13)

g(4)	Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (13)

(8)                                  Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Credit Suisse Global Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 333-15419).

(9)                                  Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 25, 2006 (Securities Act File No. 2-94840).

(10)                            Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 29, 2005 (Securities Act File No. 2-94840).

(11)                            Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 26, 2007 (Securities Act File No. 2-94840).

(12)                            Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on November 22, 2000 (Securities Act File No. 33-58125).

(13)                            Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

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g(5)	Amendment to Custodian Agreement with State Street dated November 16, 2005. (9)

g(6)	Custody Fee Schedule dated February 2007. (11)

h(1)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated October 1, 2007. (14)

h(2)	Combined U.S. Accounting and Administration Fee Schedule Revised January 1, 2007. (11)

h(3)	Co-Administration Agreement with Credit Suisse Asset Management Securities, Inc. (“CSAMSI”) dated November 1, 1999 as amended and restated November 16, 2005 and November 15, 2006. (11)

h(4)	Co-Administration Agreement with State Street Bank and Trust Company dated March 18, 2002 (“State Street”). (15)

h(5)	Amendment No. 1 to Co-Administration Agreement with State Street dated January 1, 2007. (11)

i	Opinion and Consent of Willkie Farr & Gallagher LLP, counsel to the Fund. (16)

j(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. *

j(2)	Powers of Attorney. *

k	Not applicable.

l(1)	Purchase Agreement for Common Class Shares dated April 17, 1985. (6)

l(2)	Purchase Agreement for Class A shares dated October 2, 2001. (6)

l(3)	Purchase Agreement for Class B shares dated March 31, 2003. (6)

l(4)	Purchase Agreement for Class C shares dated March 31, 2003. (6)

(14)                            Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Commodity Return Strategy Fund filed on December 21, 2007 (Securities Act File No. 333-116212).

(15)                            Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Credit Suisse Strategic Small Cap Fund, Inc. filed on May 3, 2002 (Securities Act File No. 333-64554).

(16)                            Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A for Credit Suisse Cash Reserve Fund, Inc. filed on April 28, 2000 (Securities Act File No. 2-94840).

*                                         Filed herewith.

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m(1)                                                     Class A Distribution Plan dated January 1, 2009. *

m(2)                                                     Class B Distribution Plan dated January 1, 2009. *

m(3)                                                     Class C Distribution Plan dated January 1, 2009. *

n                                                                       Amended Rule 18f-3 Plan dated January 1, 2009. *

o                                                                       Not applicable.

p                                                                       Not included as an exhibit because Registrant is a Money Market Fund.

Item 24.                                    Persons Controlled by or Under Common Control with Registrant

From time to time, Credit Suisse Asset Management, LLC (“Credit Suisse”) may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund’s shares on behalf of discretionary advisory clients.

Item 25.                                    Indemnification

Registrant, and officers and directors of Credit Suisse, CSAMSI and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.

Item 26.                                    Business and Other Connections of Investment Adviser

Credit Suisse acts as investment adviser to Registrant. Credit Suisse renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of Credit Suisse, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by Credit Suisse (SEC File No. 801-37170).

Item 27.                                    Principal Underwriter

(a)     CSAMSI acts as distributor for Registrant, as well as for Credit Suisse Large Cap Growth Fund; Credit Suisse Capital Funds; Credit Suisse Commodity Return Strategy Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Global High Yield Fund; Credit Suisse Global Small Cap Fund; Credit Suisse Institutional Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse International Focus Fund; Credit Suisse Mid-Cap Core Fund; Credit Suisse Opportunity Funds; Credit Suisse Large Cap Blend Fund and Credit Suisse Trust.

(b)     For information relating to each director, officer or partner of CSAMSI, reference is made to Form BD (SEC File No. 8-32482) filed by CSAMSI under the Securities Exchange Act of 1934.

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(c)     None.

Item 28.                                    Location of Accounts and Records

(1)                                  Credit Suisse Cash Reserve Fund, Inc.
Eleven Madison Avenue
New York, New York 10010
(Fund’s articles of incorporation, by-laws and minute books)

(2)                                  Credit Suisse Asset Management Securities, Inc.
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as co-administrator and distributor)

(3)                                  Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as investment adviser)

(4)                                  State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111
(records relating to its functions as co-administrator and custodian)

(5)                                  Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021-2809
(records relating to its functions as transfer agent and dividend disbursing agent)

Item 29.                                    Management Services

Not applicable.

Item 30.                                    Undertakings

Not applicable.

C - 5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485 (b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of April, 2009.

CREDIT SUISSE CASH RESERVE FUND, INC.

By:	/s/ George R. Hornig
George R. Hornig
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

	SIGNATURE	TITLE	DATE

	/s/ George R. Hornig	Chief Executive Officer	April 23, 2009
George R. Hornig

	/s/ Michael A. Pignataro	Chief Financial Officer	April 23, 2009
Michael A. Pignataro

	/s/ Steven N. Rappaport*	Chairman of the Board	April 23, 2009
Steven N. Rappaport

	/s/ Jeffrey E. Garten*	Director	April 23, 2009
Jeffrey E. Garten

	/s/ Peter F. Krogh*	Director	April 23, 2009
Peter F. Krogh

	/s/ Enrique R. Arzac*	Director	April 23, 2009
Enrique R. Arzac

*By:	/s/ Michael A. Pignataro
Michael A. Pignataro, as Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

j(1)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

j(2)	Powers of Attorney.

m(1)	Class A Distribution Plan dated January 1, 2009.

m(2)	Class B Distribution Plan dated January 1, 2009.

m(3)	Class C Distribution Plan dated January 1, 2009.

n	Amended Rule 18f-3 Plan dated January 1, 2009.